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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-3790

The Quantitative Group of Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Sandra I. Madden

Quantitative Investment Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2009 through March 31, 2010

ITEM 1. REPORTS TO SHAREOWNERS.

QUANT FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small Cap Fund

ANNUAL REPORT

March 31, 2010

TABLE OF CONTENTS

President’s Letter .. 1

Fund Expenses .. 2

Portfolio Manager Commentaries .. 4

Quant Small Cap Fund .. 4

Quant Long/Short Fund .. 6

Quant Emerging Markets Fund .. 8

Quant Foreign Value Fund .. 10

Quant Foreign Value Small Cap Fund .. 12

Schedules of Investments .. 14

Quant Small Cap Fund .. 14

Quant Long/Short Fund .. 19

Quant Emerging Markets Fund .. 26

Quant Foreign Value Fund .. 34

Quant Foreign Value Small Cap Fund .. 38

Statements of Assets and Liabilities .. 42

Statements of Operations .. 46

Statements of Changes in Net Assets .. 48

Statement of Cash Flows for Quant Long/Short Fund .. 53

Financial Highlights .. 54

Notes to Financial Statements .. 64

Information for Shareholders .. 79

Repot of Independent Registered Public Accounting Firm .. 80

Privacy Policy .. 81

Trustees and Officers .. 84

Service Providers .. back cover

This report must be preceded or accompanied by a current Quant Funds prospectus for individuals who are not current shareholders of the Funds. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.quantfunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

Dear Fellow Shareholder,

We are pleased to provide you with the Quantitative Group of Funds’ Annual Report for the twelve months ended March 31, 2010 to update you on recent market conditions and the performance of the Quant Funds.

For current performance information, please visit our website at www.quantfunds.com. We thank you for your continued confidence in the Quant Funds. Please feel free to e-mail us at feedback&commat;quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses and Returns

The example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The example shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs. Thus, the “hypothetical” lines in the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds’ prospectus for a complete description of these transactional costs.

Expense Example for the 6 months ended March 31, 2010

Quant Fund	Share Class	Total Return Description	Beginning Account Value 10/01/09	Ending Account Value 03/31/10	Annualized Expense Ratio	Expenses Paid* 10/01/09 03/31/10
Small Cap	Ordinary	Actual	$ 1,000.00	$ 1,166.40	1.59%	$ 8.56
		Hypothetical	$ 1,000.00	$ 1,017.03	1.59%	$ 7.97
	Institutional	Actual	$ 1,000.00	$ 1,169.30	1.21%	$ 6.56
		Hypothetical	$ 1,000.00	$ 1,018.88	1.21%	$ 6.10
Long/Short	Ordinary	Actual	$ 1,000.00	$ 1,100.00	1.71%	$ 8.97
		Hypothetical	$ 1,000.00	$ 1,016.39	1.71%	$ 8.62
	Institutional	Actual	$ 1,000.00	$ 1,106.10	0.75%	$ 3.94
		Hypothetical	$ 1,000.00	$ 1,021.19	0.75%	$ 3.78
Emerging Markets	Ordinary	Actual	$ 1,000.00	$ 1,123.10	1.71%	$ 9.05
		Hypothetical	$ 1,000.00	$ 1,016.41	1.71%	$ 8.60
	Institutional	Actual	$ 1,000.00	$ 1,125.10	1.43%	$ 7.56
		Hypothetical	$ 1,000.00	$ 1,017.82	1.43%	$ 7.18
Foreign Value	Ordinary	Actual	$ 1,000.00	$ 1,061.00	1.57%	$ 8.09
		Hypothetical	$ 1,000.00	$ 1,017.08	1.57%	$ 7.92
	Institutional	Actual	$ 1,000.00	$ 1,062.10	1.31%	$ 6.74
		Hypothetical	$ 1,000.00	$ 1,018.39	1.31%	$ 6.60
Foreign Value	Ordinary	Actual	$ 1,000.00	$ 1,110.30	1.62%	$ 7.16
Small Cap		Hypothetical	$ 1,000.00	$ 1,014.18	1.62%	$ 6.83
	Institutional	Actual	$ 1,000.00	$ 1,112.00	1.33%	$ 5.89
		Hypothetical	$ 1,000.00	$ 1,015.38	1.33%	$ 5.62

*	Expenses paid are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUANT SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2010

Investment Commentary

For the 12-month period ended March 31, 2010, the Quant Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund achieved a return of 61.27% at net asset value compared to 62.76% for the Index.

Fund Information
Net Assets Under Management	$106.6 Million
Number of Companies	80
Price to Book Ratio	3.0
Price to Earnings Ratio	19.1
	Ordinary	Institutional
Total Expense Ratio (Net)	1.65%	1.41%
Ticker Symbol	USBNX	QBNAX

Market Conditions and Investment Strategies

After a harrowing 2008 and early 2009, equity markets over the past year have rebounded strongly from the bear market bottom reached in March of last year. The markets have produced solid gains despite the threat of a stronger dollar, rising interest rates and the as yet unanswered question as to whether the U.S. economy has indeed emerged from the worst recession in a generation.

In assessing our relative return for the year ended March 31, 2010, we find that our best performance was in the Financial sector where we gained approximately 7.8% versus the Index as the return of our holdings was double that of the Index. Our stock selection was primarily responsible for our strong rebound in performance in Real Estate Investment Trust (REIT) holdings, which had been hurt when the market collapsed. Hersha Hospitality Trust and Entertainment Properties Trust gained over 170% and 160% respectively over the past twelve months, followed by Ventas Inc. which rose 110% for the year. In Health Care, stock selection also helped our performance, beating the Index return of the sector by over 1.7%. This performance was lead by a portfolio holding in inVentiv Health Inc. which gained over 175% for the year. We also outperformed the benchmark in Utilities by over 1.3% as a result of our being underweight the worst performing sector.

Conversely, we underperformed the Index by nearly 3% in both the Industrials and Materials sectors due to our stock selections relative to the Index. In Industrials, FTI Consulting Inc. turned in a disappointing return, falling over 25% for the year and ESCO Technologies Inc. lost over 15%. In Materials, the performance of our holdings, while positive, just could not match those of the Index. We also underperformed in Consumer Staples as our stock selection and overweight cost over 2% of relative return. Portfolio holding Dean Foods Co. was the main detractor falling by over 17% as investors sold defensive stocks. We also gave up about 1.3% in the Consumer Discretionary sector as our retailers failed to keep pace with the sector’s resurgence.

Portfolio Changes

The Consumer Discretionary, Financials, Information Technology, Materials, and Energy sectors all increased over the past twelve months. Our exposure to the Industrials, Health Care, Telecommunications Services and Consumer Staples and Utilities sectors all declined.

A Look Ahead

Looking ahead, earnings growth and conservative spending plans by corporations should produce healthy levels of free cash flow that will allow for increased stock buybacks and higher dividends. We continue to find many attractive investing opportunities but remain committed to our philosophy of investing in high quality companies with unique positions of market leadership and competitive positions that can be sustained. We look for companies with strong and predictable earnings growth, positive earnings revisions and valuations that are not excessive.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

QUANT SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	38.6%
Compass Minerals International, Inc.	4.8%
Core Laboratories N.V.	4.8%
Regal Entertainment Group	4.8%
Entertainment Properties Trust	4.7%
SBA Communications Corporation	4.5%
GUESS?, Inc.	4.0%
Ventas, Inc.	3.2%
Alliance Data Systems Corporation	2.8%
NICE-Systems, Ltd.	2.6%
Hersha Hospitality Trust	2.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	17.1%
Financials	17.0%
Consumer Discretionary	16.5%
Industrials	11.5%
Materials	8.5%
Health Care	7.9%
Energy	6.7%
Telecommunication Services	4.9%
Consumer Staples	4.6%
Cash and Other Assets (Net)	5.3%

Value of a $10,000 Investment

Quant Small Cap (QSC) Ordinary Shares vs.

Russell 2000 Index

Average Annual Total Returns

	1Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	10.40%	16.64%	61.27%	0.18%	0.93%	9.88%	08/03/92
Institutional Shares[1]	10.54%	16.93%	61.83%	0.54%	1.37%	9.04%	01/06/93
Russell 2000[2]	8.85%	13.07%	62.76%	3.36%	3.68%	9.02%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 09/30/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT LONG/SHORT FUND

INVESTMENT PROFILE

All Data as of March 31, 2010

Investment Commentary

For the 12-month period ended March 31, 2010, the Quant Long/Short Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P 500 Index (the “Index”). The Fund achieved a return of 38.30% at net asset value compared to 49.77% for the Index.

Fund Information
Net Assets Under Management	$54.8 Million
Number of Companies	126
Price to Book Ratio	2.1
Price to Earnings Ratio	14.8
	Ordinary	Institutional
Total Expense Ratio (Net)	2.10%	1.81%
Ticker Symbol	USBOX	QGIAX

Market Conditions and Investment Strategies

The Quant Long/Short Fund seeks to add value through both long and short positions, maintaining approximately 100% net equity exposure and keeping size, style, sector and beta characteristics similar to the benchmark. The Fund employs a disciplined, yet adaptive quantitative process that analyzes over 70 characteristics that impact equity prices. The Sub-advisor’s approach is systematic in the way the importance of these characteristics are measured, but is also able to recognize and adapt to changes based on both the business cycle and economic conditions. The strategy primarily adds value by buying stocks with the most attractive factor profiles and shorting stocks with the least attractive factor profiles, within a set of risk constraints. Performance is therefore driven purely by the performance of the valuation model and is only minimally affected by market-wide factors.

Valuation factors posted mixed returns, with the exception of sales-oriented factors, which consistently posted positive returns. Positive exposures in the Fund to factors such as Sales to Price ratio, Relative Earnings Yield and Dividend Yield contributed positively to the Fund while positive exposures to the Historical Earnings to Price ratios detracted from performance as investors penalized this measure.

Price Momentum continued to perform uncharacteristically and posted a negative payoff during the overall period, allowing for our slight negative exposure to add value. Results from, as well as the Fund’s exposure to, the factor did change as the year progressed, however, starting the first half of the annual period posting negative results, and then reversing in the first three months of 2010 to having both positive results and a positive exposure.

The flight to risk that began in early March of 2009, persisted through March of the following year with a few months being the exception. Factors such as Leverage and Cash Flow per Share Volatility experienced negative payoffs during the first half of the year but both reversed in the second half of the year, posting positive payoffs.

Portfolio Changes

During the year ended March 31, 2010, the Fund systematically decreased exposure to securities with above average Quality and Valuation characteristics while increasing exposure to securities with above average sales and sales consistency. The Fund also increased exposure to companies with higher than average Price Momentum and Dividend Yield.

A Look Ahead

Looking ahead, we expect the model to increase exposure to companies exhibiting above average Sales to Price and Cash Flow to Price ratios, as well as Asset Utilization. Exposures to companies with high operating Risk, as measured by Sales per Share Volatility and Analyst Dispersion, should decrease, as news that the recession end is near has started to lead investors to favor companies with consistent, strong sales results and deviate away from companies with riskier and volatile characteristics.

The Fund’s portfolio is managed by a team of portfolio managers at Analytic Investors, LLC. The lead portfolio managers are Harindra de Silva, Ph.D.,CFA, Dennis Bein, CFA, and Steve Sapra, CFA.

QUANT LONG/SHORT FUND

Top 10 Long Holdings

Percentage of total net assets	49.1%
Microsoft Corporation	6.2%
International Business Machines	5.9%
Chevron Corporation	5.7%
Amgen Inc.	5.0%
ConocoPhillips	5.0%
Cardinal Health, Inc.	4.5%
McKesson Corporation	4.4%
SYSCO Corporation	4.4%
American Express Company	4.1%
Ford Motor Company	3.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	25.5%
Health Care	23.1%
Financials	20.3%
Energy	14.6%
Consumer Discretionary	14.0%
Consumer Staples	11.5%
Industrials	8.2%
Materials	4.5%
Telecommunication Services	3.2%
Utilities	3.2%
Cash and Other Assets (Net)	0.5%
Short Positions	(28.6)%

Top 10 Short Holdings

Percentage of total net assets	(19.7)%
Liberty Media Capital	(2.8)%
Vertex Pharmaceuticals Incorporated	(2.7)%
King Pharmaceuticals, Inc.	(2.3)%
Ciena Corporation	(2.3)%
Nuance Communications, Inc.	(2.2)%
Hologic, Inc.	(2.0)%
Rambus Inc.	(1.7)%
ProLogis	(1.7)%
Dendreon Corporation	(1.2)%
First Horizon National Corporation	(0.8)%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Value of a $10,000 Investment

Quant Long/Short (QLS) Ordinary Shares vs. S&P 500 Index

Average Annual Total Returns

	1Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	2.80%	10.00%	38.30%	(1.65)%	(5.46)%	8.47%	05/06/85
Institutional Shares[1]	3.15%	10.61%	38.71%	(1.52)%	(5.17)%	6.57%	03/25/91
S&P 500[2]	5.39%	11.74%	49.77%	1.92%	(0.65)%	10.20%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 06/30/85.

Short selling involves certain risks including the possibility that short positions do not limit the Fund’s stock market exposure as expected, that the future value of a short position increases above its recorded value potentially resulting in an unlimited loss and that the lender of a security sold short could terminate the loan at a price or time that is disadvantageous to the Fund.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2010

Investment Commentary

For the 12-month period ended March 31, 2010, the Quant Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, MSCI Emerging Markets (the “Index”). The Fund achieved a return of 76.56% at net asset value compared to 81.55% for the Index.

Fund Information
Net Assets Under Management	$232.0 Million
Number of Companies	223
Price to Book Ratio	2.0
Price to Earnings Ratio	13.4
	Ordinary	Institutional
Total Expense Ratio (Net)	1.74%	1.50%
Ticker Symbol	QFFOX	QEMAX

Market Conditions and Investment Strategies

On a sector basis, portfolio underperformance was primarily due to security selection in Industrials and Telecommunication Services. Sectors that contributed to relative portfolio value were Materials and Consumer Discretionary. On a country basis, positions held in South Korea and Brazil were top detractors. The underweight position of India during the rally in 2009 also largely detracted from relative portfolio performance. Positions held in China and South Africa contributed.

For the 12-month period ending in the first quarter 2010, Dynamic Equity model performance was somewhat mixed across the MSCI Emerging Markets Index with the first alpha decile outperforming and deciles two and three underperforming. Valuation factors, including Book-to-Price and Discounted Cash Flow performed very well during the year. The performance of Quality and Momentum factors was mainly negative as a risk appetite for investors increased in the market throughout the middle of 2009. Poorly ranked Quality and Momentum stocks that we do not typically hold in the portfolio rallied. During the first quarter 2010, however, the performance of Quality factors was somewhat mixed with Net Operating Asset Growth working considerably well and Operating Efficiency working poorly. Momentum factors were generally not favored by the marketplace and continued to show negative performance.

Portfolio Changes

There have been no significant changes in the Dynamic Emerging Markets Equity strategy in the past year.

The Dynamic Equity investment process does not have a bias toward or against any of the sectors or countries in the indices. We utilize a bottom-up process to select stocks based on a combination of their contribution to the portfolio’s predicted return and to risk exposures. Sector and country allocations are residuals of stock selection.

Therefore, there were no under/overweight sector or country shifts in the portfolio that constitute material changes.

A Look Ahead

Emerging Markets rallied modestly in the first quarter of 2010, recovering in the final month from concerns about a slowing Chinese economy and the potential impact of a Greek sovereign credit default. The emerging markets, as represented by the MSCI Emerging Markets Index, have through the end of the first quarter 2010 completed five successive quarters of positive returns. Investors continue to return to the emerging markets asset class with large flows totaling over ten billion dollars through the first week in April, according to EPFR Global. This significant flow continued a trend that began in early 2009 as investors began seeking the risk and returns that the asset class offered. Much of the flow for the first quarter occurred in the final four weeks as the situation with regard to Greece became clearer.

Most investors continue a positive outlook for the emerging markets, with a number of investors expecting above trend growth and below trend inflation. We believe this scenario is likely if continued easy monetary policy is supported from policymakers around the globe. We expect that their focus will continue to be on stimulating growth. Even in economies that are showing some signs of rising inflation, the policymakers seem to be willing to accept higher inflation in order to secure continued growth. This clearly will not last, but in the short term we are looking at a good environment for the emerging markets.

The Fund’s portfolio is managed by a team of portfolio managers at PanAgora Asset Management, Inc.

QUANT EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	19.6%
Petroleo Brasileiro SA	4.4%
Gazprom	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.3%
China Construction Bank Corporation	1.9%
CNOOC Limited	1.7%
LUKoil	1.6%
Bank of China Ltd.	1.6%
Samsung Electronics Co., Ltd.	1.5%
LG Chem Ltd.	1.2%
Banco Bradesco SA	1.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations

Percentage of total net assets	89.6%
China	17.2%
Brazil	16.0%
South Korea	12.1%
Taiwan	11.8%
Russia	7.7%
India	7.5%
South Africa	6.0%
Mexico	4.5%
Indonesia	3.6%
Thailand	3.2%

Sector Allocation

Percentage of total net assets	100.0%
Financials	23.7%
Materials	15.7%
Information Technology	15.1%
Energy	14.3%
Consumer Discretionary	7.0%
Industrials	6.9%
Telecommunication Services	5.6%
Consumer Staples	4.6%
Utilities	3.1%
Health Care	2.5%
Exchange-Traded Funds	1.4%
Cash and Other Assets (Net)	0.1%

Value of a $10,000 Investment

Quant Emerging Markets (QEM) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	1Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	2.56%	12.31%	76.56%	11.89%	10.83%	6.74%	09/30/94
Institutional Shares[1]	2.63%	12.51%	77.02%	12.21%	11.26%	8.98%	04/02/96
MSCI EM2	2.45%	11.23%	81.55%	16.00%	10.11%	6.19%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/30/85.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2010

Investment Commentary

For the 12-month period ended March 31, 2010, the Quant Foreign Value Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of 84.05% at net asset value compared to 55.20% for the Index.

Fund Information
Net Assets Under Management	$437.7 Million
Number of Companies	48
Price to Book Ratio	1.9
Price to Earnings Ratio	83.4
	Ordinary	Institutional
Total Expense Ratio (Net)	1.62%	1.37%
Ticker Symbol	QFVOX	QFVIX

Market Conditions and Investment Strategies

At nearly 29 percentage points above the benchmark, the Fund’s annual success was largely attributed to industrial, material, consumer discretionary and energy stocks; all sectors posted positive absolute returns. A majority of holdings rebounded dramatically during the year, with approximately 40% of portfolio companies’ stock prices doubling in value.

Stimulus packages proved a boon for industrials involved in infrastructure, such as YIT OYJ, Kone OYJ and Trevi Finanziaria. In addition, service-based industrial businesses proved resilient, retaining stable margins and sustainable free cash flows.

In the materials sector, Irish cardboard box producer Smurfit Kappa Group remained one of the Fund’s most undervalued companies. Slow economic improvement highlighted Smurfit’s business model as having less downside risk and more upside potential. Chemical companies, such as BASF SE and Methanex Corp., proved to be strong performers as demand renewed due to large scale production cutbacks in the industry. Within consumer discretionary, U.K. homebuilders proved nimble in production schedules and reduced supply, which resulted in firmer U.K. housing prices. Autoliv, the Swedish developer of automotive safety systems, and Duni AB, the provider of tabletop goods to restaurants, contributed measurably.

While posting positive absolute returns, the Fund’s holdings in financials, telecom and utilities were below the benchmark. Defensive holdings proved to be low risk stocks that buffered market volatility in 2008. In 2009, however, investors began selling these off to take more risk in other sectors. Consequently, the Fund’s holdings in these sectors were negatively impacted.

Portfolio Changes

For the twelve month period ending March 31, 2010, we trimmed holdings in financials, materials, utilities and industrials that had reached their valuation limits or where analysis revealed deterioration in individual company fundamentals. Shares of Spanish and Irish banks were liquidated due to concerns about worsening economic conditions in both regions. Cash was allocated to new investment ideas and increased weightings in portfolio holdings with strong growth potential.

New investments were made in Indian and Swedish banks. In the materials sector, we added a German flavor and fragrance producer. We also made an initial investment in an Indian information technology company.

A Look Ahead

Over the past 15 years, world economies aligned, with most growing strongly for more than a decade. This trend was interrupted by the recent financial crisis. Analysis on individual companies (rather than geographies or sectors) takes on added importance in this environment. In conversations with companies worldwide, no prevalent trend persists; the global economy remains mixed. Some companies are showing stability and steady cash flows, while others are relying on diminishing order books. Buoyed by government stimulus, many of these companies are concerned about sustainable demand when stimulus spending dissipates.

Rather than predict volatile macro-economic conditions, we continue to seek out companies we believe are able to weather economic downturns. We carefully assess the fundamental strengths of individual holdings, noting that the outlook for many of the portfolio companies’ cash flows is promising. Dramatic downsizing during the recession resulted in leaner organizations; resulting in many Fund holdings being able to continue generating cash flows on modest incremental growth.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

QUANT FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	28.1%
Trevi Finanziaria SpA	3.1%
Technip S.A.	2.9%
Kone Corporation OYJ-B	2.9%
BHP Billiton Ltd.	2.9%
DnB NOR ASA	2.8%
Autoliv Inc.	2.8%
YIT OYJ	2.7%
Symrise AG	2.7%
Samsung Electronics Company Ltd.	2.7%
Methanex Corporation	2.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Materials	19.0%
Industrials	19.0%
Financials	17.0%
Consumer Discretionary	16.5%
Energy	7.1%
Consumer Staples	5.6%
Information Technology	3.4%
Telecommunication Services	3.2%
Utilities	2.0%
Health Care	1.9%
Cash and Other Assets (Net)	5.3%

Top 10 Country Allocations

Percentage of total net assets	74.2%
Japan	12.7%
Germany	11.6%
United Kingdom	10.1%
Sweden	9.6%
Finland	6.6%
France	6.4%
Ireland	6.1%
South Korea	4.5%
Belgium	3.5%
Norway	3.1%

Value of a $10,000 Investment

Quant Foreign Value (QFV) Ordinary Shares vs. MSCI EAFE Index

Average Annual Total Returns

	1Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	5.60%	6.10%	84.05%	2.72%	7.72%	5.91%	05/15/98
Institutional Shares[1]	5.69%	6.21%	84.12%	2.94%	7.96%	8.07%	12/18/98
MSCI EAFE[2]	0.94%	3.19%	55.20%	4.24%	1.68%	3.83%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2010

Investment Commentary

For the year ended March 31, 2010, the Quant Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the S&P EPAC Small Cap Index (the “Index”). The Fund achieved a return of 114.00% at net asset value compared to 65.91% for the Index.

Fund Information
Net Assets Under Management	$133.1 Million
Number of Companies	61
Price to Book Ratio	2.4
Price to Earnings Ratio	19.8
	Ordinary	Institutional
Total Expense Ratio (Net)	1.64%	1.43%
Ticker Symbol	QUSOX	QUSIX

Market Conditions and Investment Strategies

While a cursory Fund review may indicate portfolio concentration in consumer discretionary and industrial holdings, a more in-depth analysis reveals the diversification evident within sector holdings. As the top performing and heaviest weighted sector, consumer discretionary stocks ranged from restaurants and toy manufacturers catering to the UK market to worldwide suppliers of textiles and automotive safety devices. No prevalent theme existed within this sector; rather each holding performed well based on its individual fundamentals. As the second heaviest weighted sector, the Fund’s industrial holdings are equally diverse, ranging from Japanese shippers to Italian ground engineering/drilling companies, serving disparate countries and customers.

Similarly, at approximately 10% of the portfolio holdings, the consumer staples sector posted strong returns, benefitting from its exposure to KRBL Limited, an Indian rice company with customers in the Middle East and U.S., as well as a Chinese fishery. Again, each stock performed admirably based on its unique market position and target customer base rather than any sector specific trend.

Strong returns from Indian and Russian banks also added to performance. Stringent regulations and financial system oversight ensured that Indian banks were generally unaffected by the global economic crisis. Bought at a deep discount, Russia-based Bank Vozrozhdenie was a top contributor, as its conservative management style and niche lending focused on small/medium enterprises allowed it to weather difficult conditions. To help capitalize on burgeoning developing markets, we continue to invest in banks that play into that economic growth.

Information technology was also a strong contributor with NIIT Technologies, a small outsourcer in a niche market, usurping market share from bigger competitors.

Detracting from better performance was a utility holding and several healthcare stocks including Sigma Pharmaceuticals and Pronova Biopharma, an Omega-3 medicine producer marketing to emerging countries. A number of industrials also dragged on performance, namely Hampson Industries, which saw its stock suffer as airplane projects were postponed, and Grafton Group, a supplier of materials to U.K. homebuilders.

Portfolio Changes

During the year, we sold holdings in the industrial, energy and information technology sectors that had reached their valuation limits or where analysis revealed deterioration in individual company fundamentals. Thirteen companies were added to the portfolio, providing added diversification in the form of new sector holdings in energy, telecom and utilities.

A Look Ahead

We were pleased with the annual results, noting that nine out of ten sectors posted absolute positive returns. While careful stock picking led to the ultimate 48% outperformance over the benchmark, we would be remiss in ignoring a few contributing economic trends. During the past year, global markets began to normalize as irrational investor behavior began to subside and government stimulus-boosted economies turned modestly upward. We expect this trend to continue. Simultaneously, many companies are again achieving positive cash flows after significant cost cutting and downsizing during the recession. However, we are still finding mixed results as late stage companies haven’t yet seen an uptick in bid activity and are relying on dated order flows.

While mixed results define the developed world, faster domestic growth rates are being seen in the four BRIC countries, specifically in India and China. Focused on the small cap arena, the Fund may find it easier to identify new prospects in Latin America and Asia, where many companies are in their infancy.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

QUANT FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	21.2%
KRBL Limited Derivative	2.4%
China Fishery Group Limited	2.3%
Dr|$$|Adagerwerk AG	2.3%
IFG Group Plc	2.2%
Healthcare Locums plc	2.1%
Usha Martin Group Derivative	2.0%
Dockwise Ltd.	2.0%
Sichuan Expressway Company Limited	2.0%
Iino Kaiun Kaisha, Ltd.	2.0%
South Indian Bank Derivative	1.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations

Percentage of total net assets	71.8%
United Kingdom	17.8%
China	10.7%
India	9.7%
Ireland	6.5%
Norway	6.1%
Japan	5.7%
Sweden	4.5%
Germany	3.7%
Belgium	3.6%
Singapore	3.5%

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	21.2%
Industrials	17.1%
Financials	11.9%
Consumer Staples	10.5%
Health Care	10.2%
Materials	7.7%
Information Technology	5.8%
Telecommunication Services	3.6%
Exchange Traded Funds	3.0%
Energy	2.0%
Utilities	1.8%
Cash and Other Assets (Net)	5.2%

Value of a $10,000 Investment

Quant Foreign Value Small Cap (QFVSC) Ordinary Shares vs. EPAC EMI Index

Average Annual Total Returns

	1Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	7.08%	11.03%	114.00%	—	—	2.24%	5/1/2008
Institutional Shares[1]	7.18%	11.20%	114.55%	—	—	2.42%	5/1/2008
S&P/EPAC Small Cap Index	3.91%	3.02%	65.91%	—	—	(9.46)%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P/ Extended Market Europe Pacific Asia Composite (“S&P/ EMI EPAC”) Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The Index was established in 1989.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2010

Common Stock—94.7%

	Shares	Value
AUTOMOBILES—1.7%
Winnebago Industries, Inc. (b)	124,598	$ 1,820,377
BANKS—2.4%
CoBiz Financial, Inc. (b)	121,364	756,098
F.N.B. Corporation (b)	65,438	530,702
Pinnacle Financial Partners, Inc. (a)(b)	17,813	269,154
WestAmerica Bancorporation (b)	17,370	1,001,381
		2,557,335
BIOTECHNOLOGY—0.9%
United Therapeutics Corporation (a)(b)	17,549	970,986
CHEMICALS—0.9%
LSB Industries, Inc. (a)(b)	62,397	950,930
COMMERCIAL SERVICES & SUPPLIES—6.3%
Acacia Research Corporation (a)(b)	127,203	1,377,608
Clean Harbors, Inc. (a)(b)	6,388	354,917
Coinstar, Inc. (a)(b)	36,462	1,185,015
inVentiv Health, Inc. (a)	37,549	843,351
Kforce, Inc. (a)(b)	70,084	1,065,978
Waste Connections, Inc. (a)	55,690	1,891,232
		6,718,101
COMMUNICATIONS EQUIPMENT—4.5%
Atheros Communications, Inc. (a)(b)	32,121	1,243,404
Comtech Telecommunications Corp. (a)(b)	24,830	794,312
NICE-Systems, Ltd. (a)(c)	87,731	2,785,459
		4,823,175
CONSTRUCTION & ENGINEERING—0.4%
Mastec, Inc. (a)(b)	32,126	405,109
CONTAINERS & PACKAGING—2.8%
Graham Packaging Company, Inc. (a)	20,178	253,234
Silgan Holdings, Inc.	30,721	1,850,326
Sonoco Products Company	29,832	918,527
		3,022,087
DIVERSIFIED FINANCIALS—2.8%
Fifth Street Finance Corp. (b)	75,006	870,820
optionsXpress Holdings, Inc.	44,925	731,828
Primerica, Inc.	1,398	20,970
Tower Bancorp, Inc.	32,876	880,091

TradeStation Group, Inc.	66,502	466,179
		2,969,888
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Hughes Communications, Inc. (a)	15,491	431,424
ELECTRICAL EQUIPMENT—2.2%
American Superconductor Corporation (a)(b)	17,881	516,761
Finisar Corporation (a)(b)	116,838	1,835,524
		2,352,285
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
OSI Systems, Inc. (a)	27,816	780,239
ENERGY EQUIPMENT & SERVICES—4.8%
Core Laboratories N.V. (b)	39,208	5,128,406
FOOD DRUG & RETAILING—1.9%
United Natural Foods, Inc. (a)	70,032	1,970,000
FOOD PRODUCTS—1.7%
Central Garden & Pet Company (a)	34,761	343,091
Diamond Foods, Inc. (b)	31,700	1,332,668
Smart Balance, Inc. (a)	19,011	123,191
		1,798,950
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
Haemonetics Corporation (a)	12,372	707,060
NuVasive, Inc. (a)(b)	19,643	887,864
Sirona Dental Systems, Inc. (a)	41,384	1,573,834
SXC Health Solutions Corp. (a)	1,875	126,150
		3,294,908
HEALTH CARE PROVIDERS & SERVICES—3.5%
BioScrip, Inc. (a)	5,838	46,587
Henry Schein, Inc. (a)	29,545	1,740,201
Select Medical Holdings Corporation (a)	62,630	528,597
Universal Health Services, Inc.	41,308	1,449,498
		3,764,883
HOTELS, RESTAURANTS & LEISURE—0.7%
California Pizza Kitchen, Inc. (a)	41,384	694,837
INSURANCE—0.8%
Aspen Insurance Holdings Limited	28,308	816,403
INTERNET & CATALOG RETAIL—0.2%
NutriSystem, Inc. (b)	11,696	208,306
INTERNET SOFTWARE & SERVICES—1.7%
Blue Coat Systems, Inc. (a)	17,060	529,542
Internet Capital Group, Inc. (a)	150,489	1,271,632
		1,801,174

IT CONSULTING & SERVICES—3.6%
Alliance Data Systems Corporation (a)(b)	47,451	3,036,389
Phase Forward Incorporated (a)	26,837	353,607
TNS, Inc. (a)	20,956	467,319
		3,857,315
MACHINERY—2.5%
Gardner Denver, Inc. (a)	29,857	1,314,902
Harsco Corporation	38,790	1,238,953
The Middleby Corporation	1,465	84,369
		2,638,224
MEDIA—4.8%
Regal Entertainment Group	290,992	5,112,729
METALS & MINING—4.8%
Compass Minerals International, Inc. (b)	63,931	5,129,184
OIL & GAS—1.9%
Aegean Marine Petroleum Network, Inc. (a)	37,819	1,073,303
Natural Gas Services Group, Inc. (a)(b)	40,699	645,893
Sandridge Energy, Inc. (a)(b)	44,125	339,763
		2,058,959
PERSONAL PRODUCTS—1.0%
NBTY, Inc. (a)	22,262	1,068,131
PHARMACEUTICALS—0.4%
Targacept, Inc. (a)	22,367	439,735
REAL ESTATE—11.0%
AMB Property Corporation	27,307	743,843
Entertainment Properties Trust (b)	121,859	5,012,061
Hersha Hospitality Trust	494,650	2,562,287
Ventas, Inc. (b)	72,596	3,446,858
		11,765,049
ROAD & RAIL—0.1%
RailAmerica, Inc. (a)	10,353	122,165
SEMICONDUCTOR EQUIPMENT & PRODUCTS—2.3%
Entegris, Inc. (a)(b)	205,928	1,037,877
Kulicke & Soffa Industries, Inc. (a)(b)	186,076	1,349,051
		2,386,928
SOFTWARE—4.3%
Blackboard, Inc. (a)(b)	58,711	2,445,900
Eclipsys Corporation (a)	16,024	318,557
SS&C Technologies Holdings, Inc.	3,998	61,676

SuccessFactors, Inc. (a)(b)	12,703	241,865
Ulticom, Inc. (a)(b)	38,207	369,653
Verint Systems Inc. (a)(b)	47,771	1,170,390
		4,608,041
SPECIAL RETAIL—2.7%
Charming Shoppes, Inc. (a)	168,079	917,711
Chico’s FAS, Inc.	113,547	1,637,348
Pacific Sunwear of California, Inc. (a)(b)	63,785	338,698
		2,893,757
TEXTILES & APPAREL—6.4%
GUESS?, Inc.	91,664	4,306,375
Phillips-Van Heusen Corporation	19,294	1,106,704
True Religion Apparel, Inc.(a)(b)	47,387	1,438,670
		6,851,749
WIRELESS TELECOMMUNICATION SERVICES—4.5%
SBA Communications Corporation (a)	131,985	4,760,699
TOTAL COMMON STOCK
(Cost $81,648,730)	4,693,896	100,972,468
SHORT TERM INVESTMENTS—7.4%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement zero%, 04/01/10, (Dated 03/31/10), Collateralized by $8,020,000 par U.S. Treasury Bill—zero coupon due 09/16/10, Market Value $8,011,980, Repurchase Proceeds $7,853,000 (Cost $7,853,000)	$7,853,000	$ 7,853,000
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—102.1% (Cost $89,501,730)		108,825,468

	Par Value	Value
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—27.0%
Money Market—27.0%
JP Morgan Prime Money Market Fund—Inst. (Cost $28,788,248)	$28,788,248	$ 28,788,248
TOTAL INVESTMENTS—129.1% (Cost $118,289,978) (d)		137,613,716
OTHER ASSETS & LIABILITIES (NET)—(29.1%)		(31,024,242)
NET ASSETS—100%		$106,589,474

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts

(d)	At March 31, 2010, the unrealized appreciation based on aggregate cost for federal tax purposes of $119,442,791 was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 21,524,489
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,353,564)
	Net unrealized appreciation/(depreciation)	$ 18,170,925

The Portfolio is actively managed and holdings are subject to change.

There is no guarantee the Fund will continue to invest in the securities referenced.

Reference to specific securities or holdings should not be considered recommendations for action by investors.

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

March 31, 2010

Common Stock—99.5%

Long Positions—128.1%

	Shares	Value
AEROSPACE & DEFENSE—2.8%
General Dynamics Corporation (b)	12,778	$ 986,462
Lockheed Martin Corporation (b)	4,490	373,658
Northrop Grumman Corporation (b)	2,386	156,450
United Technologies Corporation (b)	635	46,742
		1,563,312
AIRLINES—0.8%
Delta Air Lines, Inc. (a)(b)	31,659	461,905
AUTOMOBILES & COMPONENTS—3.9%
Federal-Mogul Corporation (a)(b)	1,168	21,444
Ford Motor Company (a)(b)	169,121	2,125,851
		2,147,295
BANKS—6.6%
M&T Bank Corporation (b)	7,979	633,373
New York Community Bancorp, Inc. (b)	10,134	167,616
The PNC Financial Services Group, Inc. (b)	4,503	268,829
U.S. Bancorp (b)	43,934	1,137,012
Wells Fargo & Company	44,548	1,386,334
		3,593,164
BUILDING PRODUCTS—0.5%
Crane Co. (b)	7,363	261,386
CHEMICALS—4.5%
Airgas, Inc.	434	27,611
CF Industries Holdings, Inc.	289	26,351
E. I. du Pont de Nemours and Company (b)	8,828	328,755
Eastman Chemical Company (b)	8,153	519,183
Huntsman Corporation (b)	129,206	1,556,932
		2,458,832
COMMERCIAL SERVICES & SUPPLIES—0.3%
Waste Management, Inc. (b)	3,930	135,310
COMMUNICATIONS EQUIPMENT—1.8%
Corning Incorporated (b)	49,654	1,003,507
COMPUTERS & PERIPHERALS—6.6%
Dell, Inc. (a)(b)	26,648	399,986
International Business Machines	25,127	3,222,538
		3,622,524

CONSTRUCTION ENGINEERING—2.8%
Fluor Corporation (b)	32,748	1,523,109
DISTRIBUTORS—0.0%
WESCO International, Inc. (a)(b)	607	21,069
DIVERSIFIED FINANCIAL SERVICES—11.4%
American Express Company (b)	53,831	2,221,067
BlackRock, Inc. (b)	2,704	588,823
Citigroup Inc. (b)	125,153	506,870
Discover Financial Services (b)	25,822	384,748
Moody’s Corporation (b)	40,663	1,209,724
NYSE Euronext (b)	26,828	794,377
T. Rowe Price Group, Inc. (b)	10,190	559,737
		6,265,346
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
Sprint Nextel Corporation (b)	295,385	1,122,463
ELECTRIC UTILITIES—0.1%
FirstEnergy Corp. (b)	1,592	62,231
ELECTRONIC EQUIPMENT & INSTRUMENTS—5.1%
Hubbell Incorporated (b)	8,299	418,519
Ingram Micro, Inc. (a)(b)	15,045	264,040
Jabil Circuit, Inc. (b)	81,957	1,326,884
Tech Data Corporation (a)(b)	19,049	798,153
		2,807,596
ENERGY EQUIPMENT & SERVICES—0.2%
BJ Services Company (b)	1,691	36,187
Smith International, Inc.	1,292	55,323
		91,510
FOOD PRODUCTS—1.9%
Sara Lee Corporation (b)	76,007	1,058,778
FOOD STAPLES & DRUG RETAILING—6.3%
Supervalu Inc. (b)	33,888	565,252
SYSCO Corporation (b)	80,949	2,387,996
Walgreen Co. (b)	13,827	512,843
		3,466,091
GAS UTILITIES—0.3%
Integrys Energy Group, Inc. (b)	2,693	127,594
UGI Corporation (b)	698	18,525
		146,119
HEALTH CARE EQUIPMENT & SERVICES—6.2%
CareFusion Corporation (a)(b)	634	16,757

Kinetic Concepts, Inc. (a)(b)	457	21,849
McKesson Corporation (b)	36,661	2,409,361
Millipore Corporation (a)(b)	291	30,730
Patterson Companies, Inc. (b)	1,442	44,774
Stryker Corporation (b)	6,440	368,497
The Cooper Companies, Inc. (b)	1,368	53,188
WellPoint, Inc. (a)	2,443	157,280
Zimmer Holdings, Inc. (a)(b)	4,750	281,200
		3,383,636
HEALTH CARE PROVIDERS & SERVICES—5.1%
Cardinal Health, Inc.	68,931	2,483,584
Tenet Healthcare Corporation (a)(b)	55,203	315,761
		2,799,345
HOTELS, RESTAURANTS & LEISURE—1.3%
Marriott International, Inc. (b)	23,396	737,442
INSURANCE—0.0%
Unitrin, Inc.	392	10,995
LEASURE EQUIPMENT & PRODUCTS—0.4%
Eastman Kodak Company (b)	37,386	216,466
MACHINERY—1.0%
Graco, Inc. (b)	14,304	457,728
Joy Global, Inc. (b)	1,712	96,899
		554,627
MEDIA—8.1%
Comcast Corporation (b)	90,158	1,696,774
DISH Network Corporation (a)(b)	43,213	899,695
The New York Times Company (b)	27,383	304,773
Time Warner Cable, Inc. (a)(b)	13,708	730,773
Time Warner, Inc. (b)	25,421	794,915
		4,426,930
OIL & GAS—14.4%
Chevron Corporation	41,263	3,128,973
ConocoPhillips (b)	53,003	2,712,163
Murphy Oil Corporation (b)	34,335	1,929,284
XTO Energy, Inc. (b)	3,043	143,569
		7,913,989
PHARMACEUTICALS & BIOTECHNOLOGY—11.8%
AmerisourceBergen Corporation (b)	37,907	1,096,270
Amgen Inc. (a)(b)	45,874	2,741,430
Biogen Idec, Inc. (a)(b)	27,778	1,593,346
Cephalon, Inc. (a)(b)	1,091	73,948

Johnson & Johnson (b)	14,446	941,879
		6,446,873
REAL ESTATE—2.3%
Chimera Investment Corporation (b)	246,582	959,204
Plum Creek Timber Company, Inc. (b)	7,897	307,272
		1,266,476
RETAILING—0.3%
Aaron’s, Inc. (b)	3,657	121,924
Stanley Black & Decker, Inc. (b)	424	24,342
		146,266
SEMICONDUCTOR EQUIPMENT—5.8%
Micron Technology, Inc. (b)	113,135	1,175,473
Texas Instruments Inc. (b)	80,964	1,981,189
		3,156,662
SOFTWARE & SERVICES—6.2%
Microsoft Corporation (b)	115,696	3,386,422
TOBACCO—3.3%
Philip Morris International Inc. (a)(b)	34,272	1,787,628
UTILITIES—2.8%
Allegheny Energy, Inc. (b)	890	20,470
Energen Corporation (b)	9,766	454,412
NSTAR (b)	1,791	63,437
The AES Corporation (b)	86,896	955,856
		1,494,175
WIRELESS TELECOMMUNICATIONS—1.2%
NII Holdings, Inc. (a)(b)	15,151	631,191
TOTAL LONG POSITIONS—128.1%
(Cost $62,833,980)		70,170,670
Short Positions—(28.6%)
AEROPSPACE & DEFENSE—(0.0%)
BE Aerospace, Inc. (a)	(890)	(27,100)
AUTOMOBILES & COMPONENTS—(0.2%)
LKQ Corporation (a)	(4,259)	(86,458)
BANKS—(0.0%)
SunTrust Banks, Inc.	(916)	(24,540)
BIOTECHNOLOGY—(3.9%)
Dendreon Corporation (a)	(18,061)	(658,685)
Vertex Pharmaceuticals Incorporated (a)	(35,888)	(1,466,742)
		(2,125,427)

CHEMICALS—(0.2%)
Intrepid Potash, Inc. (a)	(3,014)	(91,414)
COMMERCIAL SERVICES AND SUPPLIES—(0.0%)
Monster Worldwide, Inc. (a)	(986)	(16,377)
COMMUNICATIONS EQUIPMENT—(2.3%)
Ciena Corporation (a)	(82,145)	(1,251,890)
DIVERSIFIED FINANCIAL SERVICES—(2.2%)
First Horizon National Corporation	(31,273)	(439,383)
GLG Partners Inc. (a)	(38,369)	(117,793)
Interactive Brokers Group, Inc. (a)	(7,369)	(119,009)
Lazard, Ltd	(7,521)	(268,500)
Morningstar, Inc. (a)	(5,285)	(254,156)
		(1,198,841)
GAS UTILITES—(0.3%)
Petrohawk Energy Corporation (a)	(7,898)	(160,171)
HEALTH CARE EQUIPMENT & SERVICES—(2.0%)
Hologic, Inc. (a)	(59,565)	(1,104,335)
INSURANCE—(0.4%)
Genworth Financial, Inc.	(10,661)	(195,523)
MACHINERY—(0.2%)
Seahawk Drilling, Inc. (a)	(5,433)	(102,412)
MEDIA—(4.4%)
Central European Media Enterprises Ltd. (a)	(4,955)	(145,231)
Clear Channel Outdoor Holdings, Inc. (a)	(37,161)	(394,278)
Interactive Data Corporation	(8,924)	(285,568)
Liberty Media Capital (a)	(41,379)	(1,504,955)
Liberty Media Interactive (a)	(1,161)	(17,775)
Madison Square Garden, Inc. (a)	(2,703)	(58,736)
		(2,406,543)
OIL & GAS—(2.8%)
Chesapeake Energy Corporation	(9,258)	(218,859)
EXCO Resources, Inc. (a)	(9,300)	(170,934)
Frontier Oil Corporation	(5,009)	(67,622)
Holly Corporation	(10,263)	(286,440)
Newfield Exploration Company (a)	(7,684)	(399,952)
Range Resources Corporation	(8,509)	(398,817)
		(1,542,624)
PHARMACEUTICALS & BIOTECHNOLOGY—(2.7%)
Abraxis BioScience, Inc. (a)	(4,755)	(246,071)

King Pharmaceuticals, Inc. (a)	(106,718)	(1,255,004)
		(1,501,075)
REAL ESTATE—(1.8%)
Corrections Corporation of America	(1,647)	(32,710)
ProLogis	(71,977)	(950,096)
		(982,806)
SEMICONDUCTOR EQUIPMENT—(2.2%)
Cypress Semiconductor Corporation (a)	(22,892)	(263,258)
Rambus Inc. (a)	(43,751)	(955,959)
		(1,219,217)
SOFTWARE & SERVICES—(2.4%)
Novell, Inc. (a)	(16,059)	(96,194)
Nuance Communications, Inc. (a)	(72,483)	(1,206,117)
		(1,302,311)
UTILITIES—(0.6%)
Southwestern Energy Company (a)	(7,693)	(313,259)
TOTAL SHORT POSITIONS (28.6%)
(Proceeds $13,561,062)		(15,652,323)
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.5%
(Cost $49,272,918)		$54,518,347

	Par Value	Value
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—17.6%
Registered Money Market—17.6%
State Street Navigator Securities Lending Prime Portfolio (Cost $9,653,032)	$9,653,032	$9,653,032
TOTAL INVESTMENTS 117.1%
(Cost $58,925,950)		$64,171,379
OTHER ASSETS & LIABILITIES (NET)—(17.1%)		(9,367,003)
NET ASSETS—100%		$54,804,376

(a)	Non-Income producing security
(b)	All or a portion of this security was out on loan.
(c)	At March 31, 2010, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $75,092,406 was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 5,156,533
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(425,237)

Net unrealized appreciation / (depreciation)	$ 4,731,296
Short security positions may be held with cash collateral for securities loaned.
The percentage of each investment category is calculated as a percentage of net assets.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

March 31, 2010

Common Stock—94.0%

	Shares	Value
BRAZIL—11.5%
Banco Bradesco SA (a)(c)	143,880	$ 2,651,708
Banco do Brasil SA	131,011	2,194,483
Brasil Telecom Participacoes SA	48,152	426,114
Cielo SA	96,043	902,736
Companhia de Bebidas das Americas (a)(c)	24,826	2,275,551
Empresa Brasileira de Aeronautica SA (a)	49,971	294,994
Energias do Brasil SA (a)	43,527	835,343
Equatorial Energia SA (a)	37,087	325,491
Light SA	81,587	1,101,989
M. Dias Branco SA (a)	4,099	101,437
Obrascon Huarte Lain Brasil SA	14,640	336,826
Petroleo Brasileiro SA	211,129	4,703,471
Petroleo Brasileiro SA (c)	138,281	5,474,545
Redecard SA (a)	12,412	229,149
Sabesp Cia Saneame	65,757	1,177,836
Souza Cruz SA (a)	38,861	1,352,028
Sul America SA (a)	24,095	652,386
Tele Norte Leste Participacoes SA (c)	76,268	1,346,893
Vivo Participacoes SA (a)(c)	9,819	266,193
		26,649,173
CHILE—1.0%
Banco Santander Chile (c)	19,701	1,344,002
Enersis SA (c)	44,064	880,839
		2,224,841
CHINA—17.2%
ASM Pacific Technology Ltd.	22,000	207,396
Bank of China Ltd.	6,761,509	3,596,339
Bosideng International Holdings Ltd.	524,000	117,421
Central China Real Estate Ltd. (a)	1,797,883	474,660
China Coal Energy Co., Ltd.	466,000	728,570
China Construction Bank Corporation	5,294,390	4,329,689
China Foods Ltd. (a)	272,886	222,460
China Mobile Limited	182,734	1,757,952
China Molybdenum Co., Ltd. (a)	1,367,408	1,149,948
China Pharmaceutical Group Limited	1,958,752	1,210,842
China Shenhua Energy Co., Ltd.	210,000	903,301
China Unicom (Hong Kong) Ltd. (a)	550,000	619,780

CNOOC Limited	2,409,029	3,952,559
COSCO International Holdings Ltd.	290,000	179,269
Dah Chong Hong Ltd.	133,000	88,725
Dongfeng Motor Group Company Limited	1,334,124	2,164,879
CHINA (continued)
Fufeng Group Limited (a)	288,000	191,386
Geely Automobile Holdings Limited (a)(b)	1,444,795	761,021
Golden Eagle Retail Group Ltd. (a)	202,769	404,762
Great Eagle Holdings Limited (a)	133,000	371,688
GZI Real Estate Investment Trust	661,000	280,920
Harbin Electric, Inc.	8,060	174,015
Hopewell Holdings Limited (a)	100,109	296,529
Industrial & Commercial Bank of China Ltd.	157,215	120,065
Kingboard Chemical Holdings, Ltd.	29,500	134,301
Kowloon Development Co., Ltd.	130,000	164,408
Kunlun Energy Co., Ltd.	1,435,626	2,011,579
Lianhua Supermarket Holdings Co., Ltd.	33,000	119,423
Renhe Commercial Holdings (a)	6,230,230	1,444,254
Sino Biopharmaceutical Limited	918,036	364,148
Sinolink Worldwide Holdings Limited	5,071,526	862,143
Sinotrans Shipping Limited	2,014,277	959,816
Skyworth Digital Holdings Limited (a)	1,114,615	1,301,964
Tencent Holdings Limited	118,169	2,369,513
Texwinca Holdings Ltd.	196,000	216,324
TPV Technology Limited (a)	496,000	332,802
Weichai Power Company Ltd. (a)	160,000	1,337,309
Yanzhou Coal Mining Company Limited	1,029,536	2,468,813
Yue Yuen Industrial Holdings Ltd.	188,000	653,715
Zhejiang Expressway Co., Ltd., (a)	102,588	92,615
Zijin Mining Group Co., Ltd. (a)	1,080,285	848,663
		39,985,966
CZECH REPUBLIC—0.7%
Komercni Banka AS	7,920	1,607,611
HUNGARY—0.7%
Egis Gyogyszergyar Nyrt.	3,433	370,158
Magyar Telekom Telecommunications PLC	262,000	1,069,198
Richter Gedeon Nyrt.	1,436	310,546
		1,749,902
INDIA—6.1%
Allahabad Bank	103,337	330,071
Andhra Bank	151,210	362,742

Bajaj Holdings and Investment Ltd.	7,235	96,370
Balrampur Chini Mills	488,632	998,596
Bank of Baroda	105,012	1,501,090
Canara Bank	70,085	640,046
Central Bank of India	24,315	79,344
Chambal Fertilisers & Chemicals Limited	631,799	864,774
Hindalco Industries Ltd.	258,420	1,043,580
Hindustan Petroleum Corp. Limited	15,993	113,282
Indian Bank	73,829	288,195
Indian Overseas Bank	66,991	137,205
Infosys Technologies Limited	6,132	357,171
Lupin Limited	13,063	471,368
Oil and Natural Gas Corp. Limited	66,286	1,613,114
Oriental Bank of Commerce	93,035	663,855
Patni Computer Systems	48,890	583,696
Rolta India Limited	155,759	621,024
Steel Authority of India Limited	394,636	2,224,360
Tata Chemicals Ltd.	77,804	570,164
Tech Mahindra	5,661	107,407
Union Bank of India	54,022	352,566
		14,020,020
INDONESIA—3.6%
PT Aneka Tambang Tbk (a)	4,109,524	1,083,890
PT Astra International Tbk (a)	427,504	1,968,506
PT Bank Mandiri (a)	3,097,739	1,821,298
PT Bank Rakyat Indonesia (a)	1,736,648	1,574,520
PT Kalbe Farma Tbk	880,000	180,845
PT Semen Gresik	1,073,143	860,920
PT United Tractors Tbk	409,000	824,787
		8,314,766
ISRAEL—1.9%
Bezeq Israel Telecom Ltd. (a)	379,637	1,078,333
Check Point Software Technologies Ltd. (a)	9,978	349,829
Israel Discount Bank Ltd. (a)	127,370	291,429
Partner Communications Company Ltd.	39,084	878,387
Teva Pharmaceutical Industries Ltd.	27,945	1,789,551
		4,387,529
MALAYSIA—2.1%
AMMB Holdings Berhad (a)	147,200	225,628
Hong Leong Bank Berhad (a)	271,516	719,159
Hong Leong Financial Group Berhad (a)	131,300	340,124

KLCC Property Holdings Berhad (a)	137,400	141,107
Lafarge Malayan Cement Berhad	195,971	381,489
Public Bank Berhad	65,093	232,275
RHB Capital Berhad	295,770	511,387
Telekom Malaysia Berhad	719,800	759,078
Tenaga Nasional Berhad	437,000	1,074,414
Top Glove Berhad (a)	104,200	444,016
		4,828,677
MEXICO—4.5%
Alfa SA	139,808	1,106,738
America Movil SAB de C.V., Series L	430,061	1,088,085
Fomento Economico Mexicano SAB (c)	39,039	1,855,524
Grupo Bimbo, SA de C.V.	156,901	1,407,824
Grupo Carso SAB de C.V., Series A	211,564	813,311
Grupo Continental SAB de C.V. (a)	47,366	143,592
Grupo Mexico SAB de C.V., Series B (a)	667,926	1,797,385
Grupo Simec SA de C.V., Series B (a)	134,932	391,176
Grupo Televisa SA (c)	10,376	218,104
Industrias CH SAB de C.V., Series B (a)	129,037	518,602
Telefonos de Mexico SA (c)	73,015	1,139,034
		10,479,375
PHILIPPINES—0.4%
Robinsons Land Corporation (a)	711,700	228,361
SM Investments Corporation (a)	100,099	819,576
		1,047,937
POLAND—0.8%
KGHM Polska Miedz SA	47,071	1,769,729
RUSSIA—7.7%
Evraz Group SA (a) (d)	49,555	1,968,820
Gazprom (a)(c)	233,148	5,439,343
JSC MMC Norilsk Nickel (a)(c)	41,455	763,187
LUKoil (c)	64,015	3,629,651
Mechel OAO (c)	15,803	449,121
Mobile TeleSystems (a)(c)	23,453	1,301,642
Novolipetsk Steel (a) (d)	26,700	925,155
Severstal (a) (d)	162,670	2,368,475
Surgutneftegaz (a)(c)	96,292	954,254
		17,799,648
SINGAPORE—0.6%
Yangzijiang Shipbuilding Holdings Limited (a)	1,791,996	1,485,911
SOUTH AFRICA—6.0%

Absa Group Limited (a)	129,171	2,506,789
Adcock Ingram Holdings Ltd.	28,479	222,938
Barloworld Limited (a)	183,423	1,232,993
Bidvest Group Limited	2,614	48,572
Emira Property Fund (a)	31,776	51,136
Fountainhead Property Trust Management Limited	201,541	186,905
Group Five Limited	49,946	252,710
Imperial Holdings Limited	97,229	1,329,846
Investec Limited (a)	173,717	1,480,474
Kumba Iron Ore Limited (a)	4,560	219,465
Metropolitan Holdings Limited	529,847	1,219,750
Netcare Limited	233,815	420,915
Remgro Limited	45,732	611,215
RMB Holdings Ltd.	147,646	651,797
Sanlam Limited (a)	498,596	1,691,113
Santam Limited	7,287	101,814
Sasol Ltd.	8,601	355,101
Woolworths Holdings Limited (a)	459,402	1,411,569
		13,995,102
SOUTH KOREA—12.1%
Busan Bank	124,406	1,335,925
Cheil Worldwide Inc. (a)	3,084	913,111
Daegu Bank (a)	96,464	1,291,643
Daishin Securities Company (a)	75,970	1,057,517
Dongbu Insurance Co., Ltd.	16,960	484,165
GS Engineering & Construction Corp	15,987	1,377,642
Halla Climate Control Corp.	23,300	280,065
Hanwha Chemical Corporation (a)	117,161	1,428,982
Hyundai Department Store Co., Ltd. (a)	18,314	1,675,283
Kangwon Land Inc. (a)	87,858	1,320,064
Korea Exchange Bank	111,500	1,330,373
Korea Zinc Co., Ltd. (a)	12,302	2,196,300
KP Chemical Corp. (a)	91,431	661,823
LG Chem Ltd. (a)	13,403	2,848,930
LG Corp.	35,272	2,213,365
LG Display Co., Ltd. (a)	59,314	2,094,299
LG Electronics Inc.	15,024	1,527,032
Neowiz Games Corp.	5,037	156,704
Samsung Electronics Co., Ltd.	4,922	3,558,439
Woori Investment & Securities Co., Ltd. (a)	30,069	417,237
		28,168,899

TAIWAN—11.8%
Advanced Semiconductor Engineering Inc.	1,069,000	976,163
AU Optronics Corp	1,487,043	1,690,354
China Bills Finance Corporation (a)(f)	407,576	121,408
Compal Electronics, Inc.	1,556,993	2,037,063
Coretronic Corp.	282,000	400,028
CTCI Corporation	105,934	110,577
Eternal Chemical Co., Ltd. (a)	779,688	796,677
Lite-On IT Corp.	160,000	173,059
Lite-On Technology Corp. (a)	1,122,073	1,489,243
Macronix International Co., Ltd. (a)	2,134,136	1,411,199
MediaTek, Inc. (a)	88,244	1,531,030
Quanta Computer, Inc. (a)	1,090,595	2,115,393
Siliconware Precision Industries Company (a)	607,215	732,298
SoftWorld International Corp.	159,000	771,018
Taiwan Cooperative Bank	387,096	234,027
Taiwan Semiconductor Manufacturing Company Ltd.	2,738,968	5,304,066
TSRC Corp.	435,164	579,616
Tung Ho Steel Enterprise Corporation (a)	1,033,000	1,172,607
U-Ming Marine Transport Corporation (a)	678,231	1,375,341
United Microelectronics Corporation (a)	4,282,708	2,272,298
Wistron Corporation	502,603	913,162
WPG Holdings Co., Ltd. (a)	702,529	1,148,097
		27,354,724
THAILAND—3.2%
Bangkok Bank PCL (e)	138,706	564,090
Banpu Company (e)	8,000	150,920
CP ALL PCL	1,166,572	992,136
Kasikornbank PCL (e)	96,400	287,694
Krung Thai Bank PCL (e)	5,532,618	2,053,237
Siam Cement Public Company (e)	177,564	1,411,286
Siam Commercial Bank PCL	136,638	388,764
Thai Airways International PCL (a)	1,092,370	954,367
Thai Oil PCL (a)	346,413	535,663
		7,338,157
TURKEY—2.1%
Akbank TAS (a)	50,173	323,899
Akcansa Cimento AS (a)	30,177	138,158
Albaraka Turk Katilim Bankasi AS (a)	80,540	137,943
Haci Omer Sabanci Holding AS (a)	36,619	156,796
Tupras—Turkiye Petrol Rafinerileri AS	6,765	153,745

Turkiye Halk Bankasi AS (a)	224,268	1,625,077
Turkiye Is Bankasi	479,956	1,561,861
Turkiye Is Bankasi (Private Placement)	228,988	718,015
		4,815,494
TOTAL COMMON STOCK
(Cost $176,904,370)		218,023,461
Preferred Stock—4.5%
BRAZIL—4.5%
Banco Industrial e Comercial SA	36,799	277,740
Banrisul SA	55,882	467,238
Bradespar SA	56,596	1,395,805
Brasil Telecom Participacoes SA	79,817	510,599
Braskem SA (a)	3,644	26,767
CIA Brasileira De Dis	39,893	1,326,819
Companhia Paranaense de Energia-COPEL	14,404	294,296
Eletropaulo Metropolitana SA	65,487	1,432,809
Itau Unibanco Holding SA	31,958	699,398
Metalurgica Gerdau SA (a)	82,433	1,687,470
Telecomunicacoes de Sao Paulo SA	30,122	650,935
Vale SA (a)	59,898	1,665,467
TOTAL PREFERRED STOCK
(Cost $8,005,273)		10,435,343
Exchange Traded Funds—1.4%
INDIA—1.4%
PowerShares India Portfolio	41,595	946,702
WisdomTree India Earnings Fund	101,532	2,368,742
TOTAL EXCHANGE TRADED FUNDS
(Cost $2,581,082)		3,315,444
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $187,490,725)		231,774,248

	Par Value	Value
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.3%
Money Market—0.3%
JP Morgan Prime Money Market Fund—Inst. (Cost $800,800)	$ 800,800	$ 800,800
TOTAL INVESTMENTS—100.2%
(Cost $188,291,525) (f)		232,575,048
OTHER ASSETS & LIABILITIES (Net)—(0.2%)		(601,458)
NET ASSETS—100%		$231,973,590

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non Voting Depository Receipts
(f)	Fair Valued under direction of the board. Fair Value represents 0.3% of Total Net Assets
(g)	At March 31, 2010, the unrealized appreciation based on aggregate cost for federal tax purposes of $189,989,267 was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 48,071,825
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,486,044)
	Net unrealized appreciation/(depreciation)	$ 42,585,781

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	23.7%
Materials	15.7%
Information Technology	15.1%
Energy	14.3%
Consumer Discretionary	7.0%
Industrials	6.9%
Telecommunication Services	5.6%
Consumer Staples	4.6%
Utilities	3.1%
Healthcare	2.5%
Exchange-traded Funds	1.4%
Cash and Other Assets (Net)	0.1%

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2010

Common Stock—94.7%

	Shares	Value
AUSTRALIA—2.9%
BHP Billiton Ltd.	315,050	$ 12,589,073
AUSTRIA—2.3%
Andritz AG	170,160	10,091,694
BELGIUM—3.5%
KBC Groep N.V. (a)	219,385	10,638,825
Solvay S.A.	45,180	4,650,771
		15,289,596
CANADA—2.6%
Methanex Corporation	472,307	11,454,933
FINLAND—6.6%
Kone OYJ-B	306,200	12,672,538
Konecranes OYJ	148,280	4,385,997
YIT OYJ	516,067	11,935,461
		28,993,996
FRANCE—6.4%
Christian Dior S.A.	94,773	10,123,688
Imerys S.A.	84,552	5,219,231
Technip S.A.	157,200	12,799,295
		28,142,214
GERMANY—11.6%
BASF SE	149,600	9,291,171
Demag Cranes AG	128,000	4,493,327
Hannover Rueckvers	181,700	8,984,587
Muenchener Rueckvers AG	41,100	6,678,864
Symrise AG	494,700	11,795,904
Tognum AG	507,500	9,554,595
		50,798,448
INDIA—2.9%
Infosys Technologies Ltd. (b)	48,800	2,871,880
State Bank of India (b)	105,000	9,870,000
		12,741,880
IRELAND—6.1%
CRH PLC	326,751	8,169,251
Greencore Group PLC	4,543,458	8,541,708
Smurfit Kappa Group PLC (a)	1,194,260	9,966,004
		26,676,963

ITALY—3.1%
Trevi Finanziaria SpA	776,466	13,337,154

JAPAN—12.7%
Asahi Breweries Ltd.	460,500	8,643,003
Culture Convenience Club Co., Ltd.	342,600	1,668,983
Iino Kaiun Kaisha, Ltd.	1,076,000	7,177,173
Kansai Electric Power Company Inc.	389,700	8,937,231
KDDI Corporation	1,204	6,239,143
Meiji Holdings Co., Ltd.	186,300	7,240,568
Nippon Yusen Kabushiki Kaisha	2,061,000	8,142,495
Showa Denko K.K.	3,379,000	7,633,501
		55,682,097
NORWAY—3.1%
Camillo Eitzen & Co. ASA (a)	588,679	1,174,147
DnB NOR ASA	1,088,542	12,440,585
		13,614,732
SOUTH AFRICA—2.4%
Metorex Ltd.	4,759,918	2,499,241
Sasol Ltd.	190,535	7,866,439
		10,365,680
SOUTH KOREA—4.5%
Samsung Electronics Company Ltd.	16,285	11,773,503
SK Telecom Company Ltd.	51,793	7,942,097
		19,715,600
SWEDEN—9.6%
Autoliv Inc.	237,234	12,224,668
Duni AB	1,179,500	10,641,982
Investor AB	502,056	9,651,908
Svenska Handelsbanken AB	328,500	9,648,555
		42,167,113
SWITZERLAND—1.9%
Novartis AG	155,500	8,410,794
THAILAND—2.4%
Thai Oil PLC	6,724,400	10,398,021
UNITED KINGDOM—10.1%
Barratt Developments PLC (a)	5,648,556	10,634,142
Bellway PLC	786,758	9,197,615
Lloyds TSB Group PLC (a)	6,581,317	6,272,032
Persimmon PLC (a)	1,109,088	7,838,428
Taylor Wimpey PLC (a)	17,610,191	10,066,358

		44,008,575
TOTAL COMMON STOCK
(Cost $460,122,075)		414,478,563
Rights—0.0%
	Shares	Value
SOUTH AFRICA—0.0%
Metorex Ltd.	1,581,863	53,933
Short Term Investments—4.2%
	Par Value	Value
COMMERCIAL PAPER—4.2%
General Electric Capital Corporation, 0.08%, due 4/01/2010 (Cost $8,275,000)	$8,275,000	8,275,000
State Street Global Advisors FDS, 0.01%, due 4/01/2010 (Cost $9,976,308)	$9,976,308	9,976,308
TOTAL SHORT TERM INVESTMENTS—4.2%		18,251,308
TOTAL INVESTMENTS—98.9%
(Cost $478,373,383)		432,783,804
OTHER ASSETS & LIABILITIES (NET)—1.1%		4,909,106
NET ASSETS—100%		$437,692,910

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	At March 31, 2010, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $478,375,711 was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 54,234,680
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(99,826,587)
	Net unrealized appreciation/(depreciation)	$ (45,591,907)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Industrials	19.0%
Materials	19.0%
Financials	17.0%
Consumer Discretionary	16.5%
Energy	7.1%
Consumer Staples	5.6%
Utilities	2.0%
Information Technology	3.4%
Telecommunication Services	3.2%
Health Care	1.9%
Other Assets & Liabilities	5.3%

QUANT FOREIGN VALUE SMALL CAP

SCHEDULE OF INVESTMENTS

March 31, 2010

Common Stock—89.5%

	Shares	Value
AUSTRALIA—2.4%
Austal Limited	812,600	$ 1,899,522
Sigma Pharmaceutical Ltd.	2,928,000	1,248,106
		3,147,628
BELGIUM—3.6%
Kinepolis Group	43,800	2,401,568
Omega Pharma NV S.A.	49,100	2,449,448
		4,851,016
BRAZIL—1.8%
Equatorial Energia S.A.	277,085	2,431,811
CAMBODIA—1.6%
NagaCorp Ltd.	15,887,637	2,087,019
CHINA—10.7%
China Fishery Group Limited	2,152,823	3,062,381
China Gerui Advanced Materials Group Limited	235,000	1,781,300
Samson Holding Ltd.	4,413,000	744,513
Sichuan Expressway Company Limited	4,413,200	2,620,122
Sichuan Xinhua Winshare Chainstore Co., Ltd.	4,687,300	2,257,674
Texwinca Holdings Limited	1,788,000	1,973,401
VTech Holdings Limited	165,200	1,794,577
		14,233,968
FRANCE—1.4%
Bonduelle SA	16,500	1,848,900
GERMANY—1.4%
Demag Cranes AG	55,300	1,941,258
INDIA—9.7%
KRBL Limited Derivative (a)	6,123,000	3,245,190
LIC Housing Finance Ltd. Derivative (a)	102,900	1,997,289
NIIT Technologies Derivative (a)	637,400	2,409,372
South Indian Bank Derivative (a)	631,600	2,507,452
Usha Martin Group Derivative (a)	1,196,900	2,704,994
		12,864,297
IRELAND—6.5%
Glanbia PLC	459,100	1,855,967
Greencore Group PLC	911,797	1,714,154
IFG Group PLC	1,556,935	2,884,882
United Drug PLC	619,935	2,154,846

		8,609,849
ITALY—2.4%
De’Longhi SpA	433,100	1,900,815
Trevi Finanziaria SpA	73,700	1,265,926
		3,166,741
JAPAN—5.7%
Accordia Golf Co., Ltd.	1,953	1,963,455
Culture Convenience Club Co., Ltd.	225,200	1,097,067
Daiichi Kosho Co., Ltd.	149,300	1,927,792
Iino Kaiun Kaisha, Ltd.	391,400	2,610,730
		7,599,044
LUXEMBOURG—1.2%
Transcom WorldWide S.A. (a)	353,500	1,579,998
NETHERLANDS—2.0%
Dockwise Ltd.	108,000	2,626,742

NORWAY—6.1%
ABG Sundal Collier Holding ASA	1,450,700	2,075,498
Pronova BioPharma ASA	542,800	1,745,014
SpareBank 1 Midt-Norge	300,804	2,430,249
SpareBank 1 Nord-Norge	98,900	1,914,344
		8,165,105
RUSSIA—1.5%
Bank Vozrozhdenie	48,500	2,043,305
SINGAPORE—3.5%
Breadtalk Group Ltd.	4,605,600	2,271,607
M1 Ltd.	1,639,900	2,438,252
		4,709,859
SOUTH AFRICA—2.5%
Clicks Group Limited	496,600	2,007,395
Metorex Limited (a)	3,097,534	1,247,054
		3,254,449
SWEDEN—4.5%
Duni AB	203,300	1,834,264
Loomis AB	144,200	1,861,485
Nolato AB	222,800	2,257,612
		5,953,361
SWITZERLAND—3.2%
Bobst Group SA (a)	53,100	2,017,285
Vetropack Holding AG	1,226	2,292,710
		4,309,995

UNITED KINGDOM—17.8%
Alternative Networks plc	1,024,500	2,317,616
Character Group plc (a)	1,252,900	2,025,860
Clarkson plc	156,600	2,068,494
CSR plc (a)	185,300	1,288,500
Filtrona plc	680,900	2,255,700
Galliford Try plc	332,778	1,614,243
Halfords Group plc	257,386	1,846,418
Hampson Industries plc	1,728,707	1,587,889
Healthcare Locums plc	1,043,200	2,850,909
Keller Group plc	168,900	1,733,483
The Restaurant Group plc	613,400	2,169,917
Vitec Group plc	308,101	1,894,486
		23,653,515
TOTAL COMMON STOCK
(Cost $100,685,320)		119,077,860
Preferred Stock—2.3%
GERMANY—2.3%
Drädagerwerk AG	43,700	3,049,777
TOTAL PREFERRED STOCK
(Cost $1,550,503)		3,049,777
Exchange Traded Funds—3.0%
OTHER—3.0%
iShares MSCI EAFE Small Cap Index Fund	52,600	1,967,240
SPDR S&P International Small Cap Fund	75,000	2,005,500
TOTAL EXCHANGE TRADED FUNDS
(Cost $3,692,275)		3,972,740

	Par Value	Value
Short Term Investments—5.4%
COMMERCIAL PAPER—5.4%
State Street Global Advisors FDS, 0.01%, due 4/01/2010 (Cost $7,154,910)	$7,154,910	$ 7,154,910
TOTAL INVESTMENTS—100.2%
(Cost $113,083,008)		133,255,287
OTHER ASSETS & LIABILITIES (NET)—(0.2%)		(181,885)
NET ASSETS—100%		$133,073,402

(a)	Non-income producing security
(b)	At March 31, 2010, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $113,083,014 was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 24,776,684
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,604,411)
	Net unrealized appreciation / (depreciation)	$20,172,273

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	21.2%
Industrials	17.1%
Financials	11.9%
Consumer Staples	10.5%
Health Care	10.2%
Materials	7.7%
Information Technology	5.8%
Telecommunication Services	3.6%
Exchange Traded Funds	3.0%
Energy	2.0%
Utilities	1.8%
Cash and Other Assets	5.2%

QUANT FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

	Small Cap	Long/Short
Assets:
Investments at value (Includes collateral from securities on loan of $28,788,248; $9,653,032; $800,800; $0: $0, respectively)* (Note 2)	$ 129,760,716	$ 79,823,702
Repurchase agreements / commercial paper	7,853,000	—
Foreign currency at value (Cost $95,312 for Emerging Markets, $152,742 for Foreign Value, and $2,436,991 for Foreign Value Small Cap)	—	—
Cash	—	233,815
Dividend, interest and foreign tax reclaims receivable	133,143	130,543
Receivable for investments sold	124,263	—
Receivable for shares of beneficial interest sold	50,443	1,160
Unrealized gain/(loss) on forward foreign currency contracts (Note 2)	—	—
Other assets	13,864	7,527
Total Assets	$137,935,429	$80,196,747
Liabilities:
Securities sold short , at value (proceeds of $13,561,062)	$ —	$ 15,652,323
Payable for investments purchased	2,226,711	—
Payable for shares of beneficial interest repurchased	35,388	—
Payable to broker on securities sold short	—	—
Payable for compensation of manager (Note 3)	88,760	46,121
Payable for distribution fees (Note 3)	20,724	11,530
Payable to custodian	127,403	8,409
Payable to transfer agent (Note 3)	9,423	11,450
Payable for collateral received for securities loaned	28,788,248	9,653,032
Payable for foreign capital gain tax	—	—
Payable For dividend expense on securities sold short	—	2,234
Unrealized gain/(loss) on forward foreign currency contracts (Note 2)	—	—
Other accrued expenses and liabilities	49,298	7,272
Total Liabilities	$ 31,345,955	$25,392,371
Net Assets	$106,589,474	$54,804,376

* Includes securities on loan to brokers with market value of $28,169,403; $24,758,287; $756,950; $0; $0, respectively.

Emerging Markets	Foreign Value	Foreign Value Small Cap

$ 232,575,048	$ 414,532,496	$ 126,100,377
—	18,251,308	7,154,910

95,595	151,376	2,466,289
—	—	19,824
892,039	2,403,526	351,715
926,857	—	—
155,468	31,505	5,751

—	—	5,407
7,238	3,400,713	770,343
$234,652,245	$438,770,924	$136,874,616

$ —	$ —	$ —
—	—	3,594,454
222,103	215,939	8,239
—	—	—
195,387	364,026	118,676
43,481	77,049	25,772
885,888	20,532	6,569
32,257	76,420	19,691
800,800	—	—
449,080	297,541	—
—	—	—

13	—	—
49,646	26,507	27,813
$ 2,678,655	$ 1,078,014	$ 3,801,214
$ 231,973,590	$ 437,692,910	$ 133,073,402

	Small Cap	Long/Short
Net Assets Consist Of:
Shares of beneficial interest	$ 124,659,113	$ 70,996,709
Underdistributed/(overdistributed) net investment income	575,958	137,790
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	(37,969,335)	(21,575,551)
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	19,323,738	5,245,428
Net Assets	$ 106,589,474	$ 54,804,376
Investments at cost	$ 118,289,978	$ 72,487,012
Net assets
Ordinary Shares	$ 99,443,888	$ 54,213,499
Institutional Shares	$ 7,145,586	$ 590,877
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	6,043,805	4,769,872
Institutional Shares	385,023	50,057
Net asset value and offering price per share
Ordinary Shares	$ 16.45	$ 11.37
Institutional Shares	$ 18.56	$ 11.80

Emerging Markets	Foreign Value	Foreign Value Small Cap

$ 263,528,174	$ 713,219,306	$ 112,605,607

2,231,034	4,681,726	254,628

(77,641,889)	(234,292,456)	76,399

43,856,271	(45,915,666)	20,136,768
$231,973,590	$ 437,692,910	$ 133,073,402
$188,291,525	$ 478,373,383	$ 113,083,008

$205,726,645	$ 369,625,632	$ 124,970,616
$ 26,246,945	$ 68,067,278	$ 8,102,786

9,689,264	29,695,440	12,160,123
1,221,790	5,469,304	787,028

$ 21.23	$ 12.45	$ 10.28
$ 21.48	$ 12.45	$ 10.30

QUANT FUNDS

STATEMENT OF OPERATIONS

12 Months Ended March 31, 2010

	Small Cap	Long/Short
Investment Income:
Dividends*	$ 2,066,297	$ 1,291,320
Interest	192	—
Sec Lending Income	117,144	46,486
Miscellaneous (Note 2)	466	467
Total Investment Income	2,184,099	1,338,273
Expenses:
Dividend expense on securities sold short	—	93,306
Stock loan fees	—	70,378
Compensation of manager (Note 3)	881,422	515,394
Distribution fees, Ordinary Shares (Note 3)	203,712	127,226
Administrative Fees (Note 3)	28,207	16,815
Custodian and fund accounting fees	48,105	81,928
Regulatory and Compliance (Note 3)	19,150	11,488
Transfer agent fees (Note 3):
Ordinary Shares	139,561	87,568
Institutional Shares	11,001	1,241
Audit and legal	23,843	14,355
Registration fees	30,419	23,930
Insurance	9,243	5,569
Compensation of trustees (Note 3)	11,501	6,900
Printing	16,493	10,150
Miscellaneous	13,841	13,688
Total expenses before waivers/ reimbursements/reductions	1,436,498	1,079,936
Waivers and/or reimbursements of expenses (Note 3)	—	—
Fees reduced by credits allowed by custodian (Note 3)	—	(7)
Expenses, Net	1,436,498	1,079,929
Net investment income/(loss)	747,601	258,344
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	(2,131,430)	12,577,165
Securities sold short transactions	—	(10,328,115)
Foreign denominated assets, liabilities, and currency	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	42,535,784	15,112,782

Securities sold short transactions	—	(1,508,930)
Foreign denominated assets, liabilities, and currency	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	40,404,354	15,852,902
Net increase/(decrease) in net assets resulting from operations	$ 41,151,955	$ 16,111,246
*

Dividends are net of withholding taxes of $7,085 for Small Cap., net of foreign withholding taxes of $814,396 for Emerging Markets, $1,015,288 for Foreign Value, and $92,676 for Foreign Value Small Cap.

Emerging Markets	Foreign Value	Foreign Value Small Cap

$ 6,895,591	$ 7,698,651	$ 1,868,116
(391)	9,422	7,440
69,233	401,271	—
540	2,749,084	11,632
6,964,973	10,858,428	1,887,188

—	—	—
—	—	—
2,530,891	3,926,670	759,908
574,161	819,860	173,866
82,429	123,593	21,170
437,800	232,940	65,468
55,808	83,439	14,004

374,432	549,502	114,853
37,680	107,302	10,520
69,378	103,690	16,834
48,292	47,361	21,568
26,795	39,626	6,421
33,497	50,080	8,391
46,339	68,261	7,994
31,662	36,638	13,002

4,349,164	6,188,962	1,233,999

—	—	—

—	(3)	(3)
4,349,164	6,188,959	1,233,996
2,615,809	4,669,469	653,192

22,277,287	(106,506,337)	1,078,287
—	—	—
(403,321)	18,157	(27,255)

107,796,051	311,545,845	34,294,091
—	—	—

(295,090)	(302,316)	(36,019)

129,374,927	204,755,349	35,309,104

$ 131,990,736	$ 209,424,818	$ 35,962,296

QUANT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$ 747,601	$ 373,179
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(2,131,430)	(36,195,225)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	42,535,784	(31,601,323)
Net increase/(decrease) from operations	$ 41,151,955	$ (67,423,369)
Distributions to shareholders from:
Net investment income
Ordinary shares	$ (166,855)	$—
Institutional shares	(21,762)	—
Net realized gains
Ordinary shares	—	(381,648)
Institutional shares	—	(40,740)
Total distributions	$ (188,617)	$ (422,388)

Fund share transactions (Note 8)	(3,597,853)	(7,161,857)
Contributions to capital from investment manager/brokers	25	82

Increase/(decrease) in net assets	$ 37,365,510	$ (75,007,532)
Net assets beginning of period	69,223,964	144,231,496
Net assets end of period*	$ 106,589,474	$ 69,223,964
* Includes undistributed net investment income/(loss) of:	$ 575,958	$ 188,025

	Long/Short
	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$ 258,344	$ (229,042)
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	2,249,050	(23,010,657)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	13,603,852	(6,796,334)
Net increase/(decrease) from operations	$ 16,111,246	$ (30,036,033)
Distributions to shareholders from:
Net investment income
Ordinary shares	$ (120,372)	$ (59,856)
Institutional shares	(2,488)	(3,214)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$ (122,860)	$ (63,070)

Fund share transactions (Note 8)	(4,782,560)	2,920,805
Contributions to capital from investment manager/brokers	677	—

Increase/(decrease) in net assets	$ 11,206,503	$ (27,178,298)
Net assets beginning of period	43,597,873	70,776,171
Net assets end of period*	$ 54,804,376	$ 43,597,873
* Includes undistributed net investment income/(loss) of:	$ 137,790	$—

	Emerging Markets
	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$ 2,615,809	$ 5,928,753
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	21,873,966	(99,226,631)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	107,500,961	(169,104,542)
Net increase/(decrease) from operations	$ 131,990,736	$(262,402,420)
Distributions to shareholders from:
Net investment income
Ordinary shares	$ (824,167)	$ (5,862,199)
Institutional shares	(111,587)	(959,785)
Net realized gains
Ordinary shares	—	(1,700,443)
Institutional shares	—	(252,143)
Total distributions	$ (935,754)	$ (8,774,570)

Fund share transactions (Note 8)	(88,878,390)	(70,992,161)
Contributions to capital from investment manager/brokers	—	3,640

Increase/(decrease) in net assets	$ 42,176,592	$(342,165,511)
Net assets beginning of period	189,796,998	531,962,509
Net assets end of period*	$ 231,973,590	$ 189,796,998
* Includes undistributed net investment income/(loss) of:	$ 2,231,034	$ (165,333)

	Foreign Value
	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$ 4,669,469	$ 13,529,799
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(106,488,180)	(127,091,858)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	311,243,529	(327,704,407)
Net increase/(decrease) from operations	$ 209,424,818	$(441,266,466)
Distributions to shareholders from:
Net investment income
Ordinary shares	$ (10,593,651)	$ (2,839,312)
Institutional shares	(2,023,876)	(913,157)
Net realized gains
Ordinary shares	—	(36,958,948)
Institutional shares	—	(8,845,161)
Total distributions	$ (12,617,527)	$ (49,556,578)

Fund share transactions (Note 8)	(2,423)	(190,425,771)
Contributions to capital from investment manager/brokers	375	1,812

Increase/(decrease) in net assets	$ 196,805,243	$(681,247,003)
Net assets beginning of period	240,887,667	922,134,670
Net assets end of period*	$ 437,692,910	$ 240,887,667
* Includes undistributed net investment income/ (loss) of:	$ 4,681,726	$ 12,611,627

	Foreign Value Small Cap
	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$ 653,192	$ 129,233
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	1,051,032	(979,743)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	34,258,072	(14,121,304)
Net increase/(decrease) from operations	$ 35,962,296	$ (14,971,814)
Distributions to shareholders from:
Net investment income
Ordinary shares	(345,343)	(113,257)
Institutional shares	(29,098)	(27,588)
Net realized gains
Ordinary shares	—	(56,483)
Institutional shares	—	(12,325)
Total distributions	$ (374,441)	$ (209,653)

Fund share transactions (Note 8)	74,915,340	37,751,610
Contributions to capital from investment manager/brokers	—	64

Increase/(decrease) in net assets	$ 110,503,195	$ 22,570,207
Net assets beginning of period	22,570,207	—
Net assets end of period*	$ 133,073,402	$ 22,570,207
* Includes undistributed net investment income/ (loss) of:	$ 254,628	$ 410

QUANT LONG/SHORT FUND

STATEMENT OF CASH FLOWS

Year Ended March 31, 2010

Increase(Decrease) in cash—
Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$ 16,111,246
Purchase of investment securities	(125,590,357)
Sale of investment securities	138,808,533
Decrease in deposits with brokers for short sales	—
Decrease Receivable for Investments Sold	47,215
Increase in dividends and interest receivable	(56,248)
Decrease in accrued expenses	10,121
Increase in securities sold short	1,411,551
Increase in dividends payable for securities sold short	(23,406)
Unrealized appreciation on securities	(13,603,852)
Net realized gains from investments	(12,577,165)
Net cash used in operating activities	(11,573,608)
Cash flows from financing activities:
Proceeds from shares sold	3,923,637
Payment on shares redeemed	(8,807,797)
Paid in Surplus	677
Cash distributions paid	(8,632)
Net cash provided by financing activities	(4,892,115)
Net increase/(decrease) in cash	$ (354,477)
Cash:
Beginning balance—04/01/09	588,292
Ending balance—03/31/10	$ 233,815

Supplemental disclosure of cash flow information:

Noncash financing activities that are excluded consist of reinvestment of dividend and capital gain distributions of $114,228. For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents. Securities and Exchange Commission regulations do not require cash flow statements for Small Cap, Emerging Markets, Foreign Value, and Foreign Value Small Cap Funds.

QUANT SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ending March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.22	$19.45	$23.88	$22.99	$21.13
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.11	0.06	0.07	(0.19)	(0.22)
Net realized and unrealized gain/(loss) on securities	6.15	(9.23)	(3.56)	2.91	5.16
Total from Investment Operations	6.26	(9.17)	(3.49)	2.72	4.94
Less Distributions:
Dividends from net investment income	(0.03)	—	(0.11)	—	—
Distributions from realized capital gains	—	(0.06)	(0.83)	(1.83)	(3.08)
Total Distributions	(0.03)	(0.06)	(0.94)	(1.83)	(3.08)
Net Asset Value, End of Period	$16.45	$10.22	$19.45	$23.88	$22.99
Total Return (d)	61.27%	(47.11)%	(15.17)%	12.01%	24.51%
Net Assets, End of Period (000’s)	$99,444	$61,943	$119,949	$124,998	$98,879
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.65%	1.64%	1.59%*	1.82%	1.88%
Net	1.65%	1.64%	1.59%*	1.82%	1.88%
Ratio of net investment income (loss) to average net assets (c)	0.81%	0.31%	0.31%	(0.80)%	(1.00)%
Portfolio Turnover	50%	72%	39%	41%	57%

* The expense ratio declined from the year ended March 31, 2007 to year ended March 31, 2008 as a result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

	Institutional Shares
	Years Ending March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.51	$21.86	$26.71	$25.39	$22.96
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.20	0.10	0.12	(0.08)	(0.12)
Net realized and unrealized gain/(loss) on securities	6.91	(10.39)	(3.94)	3.23	5.63
Total from Investment Operations	7.11	(10.29)	(3.82)	3.15	5.51
Less Distributions:
Dividends from net investment income	(0.06)	—	(0.20)	—	—
Distributions from realized capital gains	—	(0.06)	(0.83)	(1.83)	(3.08)
Total Distributions	(0.06)	(0.06)	(1.03)	(1.83)	(3.08)
Net Asset Value, End of Period	$18.56	$11.51	$21.86	$26.71	$25.39
Total Return (d)	61.83%	(47.04)%	(14.87)%	12.58%	25.06%
Net Assets, End of Period (000’s)	$7,146	$7,281	$24,282	$12,400	$12,298
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.41%	1.42%	1.30%	1.31%	1.38%
Net	1.41%	1.42%	1.30%	1.31%	1.38%
Ratio of net investment income (loss) to average net assets (c)	1.35%	0.48%	0.45%	(0.30)%	(0.50)%
Portfolio Turnover	50%	72%	39%	41%	57%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

QUANT LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.24	$14.07	$17.04	$14.76	$12.88
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.05	(0.04)	(0.09)	(0.02)	0.03
Net realized and unrealized gain/(loss) on securities	3.10	(5.78)	(2.30)	2.33	1.86
Total from Investment Operations	3.15	(5.82)	(2.39)	2.31	1.89
Less Distributions:
Dividends from net investment income	(0.02)	(0.01)	—	(0.03)	(0.01)
Distributions from realized capital gains	—	—	(0.58)	—	—
Total Distributions	(0.02)	(0.01)	(0.58)	(0.03)	(0.01)
Net Asset Value, End of Period	$11.37	$8.24	$14.07	$17.04	$14.76
Total Return (d)	38.30%	(41.36)%	(14.43)%	15.63%	14.67%
Net Assets, End of Period (000’s)	$54,213	$43,014	$69,767	$75,376	$59,975
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	2.10%	2.71%	2.18%	1.74%	1.65%
Net including dividend and interest expense for securities sold short	2.10%	2.71%	2.12%	1.71%	1.61%
Net excluding dividend and interest expense for securities sold short	1.92%	1.98%	1.90%	1.69%	—
Ratio of net investment income (loss) to average net assets (c)	0.50%	(0.38)%	(0.52)%	(0.14)%	0.21%
Portfolio Turnover Excluding Short Positions (f)	191%	207%	171%	83%	105%

Note: This fund changed its investment strategy on November 1, 2006.

	Institutional Shares
	Years Ending March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.54	$14.71	$17.80	$15.40	$13.43
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.08	(0.10)	(0.10)	0.06	0.10
Net realized and unrealized gain/(loss) on securities	3.22	(6.02)	(2.41)	2.44	1.94
Total from Investment Operations	3.30	(6.12)	(2.51)	2.50	2.04
Less Distributions:
Dividends from net investment income	(0.04)	(0.05)	—	(0.10)	(0.07)
Distributions from realized capital gains	—	—	(0.58)	—	—
Total Distributions	(0.04)	(0.05)	(0.58)	(0.10)	(0.07)
Net Asset Value, End of Period	$11.80	$8.54	$14.71	$17.80	$15.40
Total Return (d)	38.71%	(41.66)%	(14.49)%	16.22%	15.19%
Net Assets, End of Period (000’s)	$591	$584	$1,009	$1,279	$984
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.81%	3.19%	2.23%	1.25%	1.16%
Net including dividend and interest expense for securities sold short	1.81%	3.19%	2.17%	1.22%	1.11%
Net excluding dividend and interest expense for securities sold short	1.63%	2.46%	1.95%	1.20%	—
Ratio of net investment income (loss) to average net assets (c)	0.75%	(0.86)%	(0.56)%	0.35%	0.71%
Portfolio Turnover Excluding Short Positions (f)	191%	207%	171%	83%	105%

Note: This Fund changed its investment strategy on November 1, 2006 from Growth & Income to Long / Short.

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

QUANT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.06	$27.04	$23.34	$19.85	$14.23
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.18	0.33	0.26	0.16	0.21
Net realized and unrealized gain/(loss) on securities	9.05	(14.76)	4.42	4.02	6.28
Total from Investment Operations	9.23	(14.43)	4.68	4.18	6.49
Less Distributions:
Dividends from net investment income	(0.06)	(0.43)	(0.16)	(0.22)	(0.22)
Distributions from realized capital gains	—	(0.12)	(0.82)	(0.47)	(0.65)
Total Distributions	(0.06)	(0.55)	(0.98)	(0.69)	(0.87)
Net Asset Value, End of Period	$21.23	$12.06	$27.04	$23.34	$19.85
Total Return (d)	76.56%	(53.27)%	19.35%	21.36%	46.77%
Net Assets, End of Period (000’s)	$205,727	$164,133	$491,462	$276,698	$144,088
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.74%	1.67%	1.60%	1.67%	1.83%
Net	1.74%	1.67%	1.60%	1.67%	1.83%
Ratio of net investment income (loss) to average net assets (c)	0.99%	1.66%	0.91%	0.77%	1.23%
Portfolio Turnover	120%	67%	18%	24%	34%

	Institutional Shares
	Years Ending March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.19	$27.46	$23.67	$20.11	$14.39
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.27	0.34	0.33	0.21	0.29
Net realized and unrealized gain/(loss) on securities	9.11	(14.98)	4.50	4.08	6.35
Total from Investment Operations	9.38	(14.64)	4.83	4.29	6.64
Less Distributions:
Dividends from net investment income	(0.09)	(0.51)	(0.22)	(0.26)	(0.27)
Distributions from realized capital gains	—	(0.12)	(0.82)	(0.47)	(0.65)
Total Distributions	(0.09)	(0.63)	(1.04)	(0.73)	(0.92)
Net Asset Value, End of Period	$21.48	$12.19	$27.46	$23.67	$20.11
Total Return (d)	77.02%	(53.17)%	19.67%	21.68%	47.39%
Net Assets, End of Period (000’s)	$26,247	$25,664	$40,501	$12,759	$1,707
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.50%	1.48%	1.39%	1.41%	1.45%
Net	1.50%	1.48%	1.39%	1.41%	1.45%
Ratio of net investment income (loss) to average net assets (c)	1.48%	1.82%	1.12%	1.02%	1.75%
Portfolio Turnover	120%	67%	18%	24%	34%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any)

QUANT FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.97	$19.87	$23.07	$19.91	$15.92
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.13	0.35	0.19	0.18	0.24(f)
Net realized and unrealized gain/(loss) on securities	5.71	(11.53)	(2.11)	4.12	3.96
Total from Investment Operations	5.84	(11.18)	(1.92)	4.30	4.20
Less Distributions:
Dividends from net investment income	(0.36)	(0.11)	(0.19)	(0.07)	(0.13)
Distributions from realized capital gains	—	(1.61)	(1.09)	(1.07)	(0.08)
Total Distributions	(0.36)	(1.72)	(1.28)	(1.14)	(0.21)
Net Asset Value, End of Period	$12.45	$6.97	$19.87	$23.07	$19.91
Total Return (d)	84.05%	(55.95)%	(8.71)%	22.08%	26.59%
Net Assets, End of Period (000’s)	$369,626	$193,798	$781,136	$778,104	$441,614
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.62%	1.62%	1.56%	1.60%	1.69%
Net	1.62%	1.62%	1.56%	1.60%	1.69%
Ratio of net investment income (loss) to average net assets (c)	1.17%	2.49%	0.83%	0.88%	1.41%(f)
Portfolio Turnover	24%	20%	44%	19%	29%

	Institutional Shares
	Years Ending March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.98	$19.98	$23.19	$20.01	$15.98
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.14	0.38	0.26	0.25	0.29(g)
Net realized and unrealized gain/(loss) on securities	5.71	(11.60)	(2.13)	4.12	3.98
Total from Investment Operations	5.85	(11.22)	(1.87)	4.37	4.27
Less Distributions:
Dividends from net investment income	(0.38)	(0.17)	(0.25)	(0.12)	(0.16)
Distributions from realized capital gains	—	(1.61)	(1.09)	(1.07)	(0.08)
Total Distributions	(0.38)	(1.78)	(1.34)	(1.19)	(0.24)
Net Asset Value, End of Period	$12.45	$6.98	$19.98	$23.19	$20.01
Total Return (d)	84.12%	(55.85)%	(8.49)%	22.37%	26.96%
Net Assets, End of Period (000’s)	$68,067	$47,090	$140,999	$115,200	$30,972
Ratios and Supplemental Data:
Ratios of expenses to average net assets : (e)
Gross	1.37%	1.38%	1.32%	1.35%	1.45%
Net	1.37%	1.38%	1.32%	1.35%	1.45%
Ratio of net investment income (loss) to average net assets (c)	1.29%	2.77%	1.18%	1.13%	1.70%(g)
Portfolio Turnover	24%	20%	44%	19%	29%

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Includes non-recurring income of $277,072.

(g) Includes non-recurring income of $22,928.

QUANT FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Period Ended March 31,
	2010	2009
Net Asset Value, Beginning of Period	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.07	0.03
Net realized and unrealized gain/(loss) on securities	5.42	(5.15)
Total from Investment Operations	5.49	(5.12)
Less Distributions:
Dividends from net investment income	(0.03)	(0.04)
Distributions from realized capital gains	—	(0.02)
Total Distributions	(0.03)	(0.06)
Net Asset Value, End of Period*	$10.28	$4.82
Total Return (d)	114.00%	(51.25)%
Net Assets, End of Period (000’s)	$124,971	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.64%	2.00%**
Net	1.64%	1.97%**
Ratio of net investment income (loss) to average net assets (c)	0.82%	0.66%**
Portfolio Turnover	14%	10%

	Institutional Shares
	Period Ending March 31,
	2010	2009
Net Asset Value, Beginning of Period	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.11	0.07
Net realized and unrealized gain/(loss) on securities	5.41	(5.19)
Total from Investment Operations	5.52	(5.12)
Less Distributions:
Dividends from net investment income	(0.04)	(0.04)
Distributions from realized capital gains	—	(0.02)
Total Distributions	(0.04)	(0.06)
Net Asset Value, End of Period*	$10.30	$4.82
Total Return (d)	114.55%	(51.20)%
Net Assets, End of Period (000’s)	$8,103	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.43%	1.88%**
Net	1.43%	1.85%**
Ratio of net investment income (loss) to average net assets (c)	1.27%	1.10%**
Portfolio Turnover	14%	10%

* Fund commenced operations May 1, 2008.

** Annualized.

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

The Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Quant Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Quant Long/Short Fund (“Long/Short”) seeks long-term growth of capital. Prior to November 1, 2006, Quant Long/Short Fund used a long only investment strategy and its investment objective was long-term growth of capital and income.

Quant Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Quant Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Quant Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Each Fund offers two classes of shares designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting, redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Fund’s prospectus. Please refer to those documents when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Board of Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010:

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Carrying Value at March 31,
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stocks	$86,421,961	$—	$—	$86,421,961
Depository Receipts	2,785,459	—	—	2,785,459
Real Estate Inv. Trusts	11,765,048	—	—	11,765,048
Short Term Investments		36,641,248	—	36,641,248
Total	$100,972,468	$36,641,248	—	$137,613,716
Long/Short
Common Stock	68,904,194	—	—	68,904,194
Real Estate Inv. Trusts	1,266,476	—	—	1,266,476
Short Term Investments	—	9,653,032	—	9,653,032
Total Assets	$70,170,670	$9,653,032	—	$79,823,702
Liabilities in Securities Sold Short
Common Stock	(14,433,727)	—	—	(14,433,727)
Limited Partnerships	(268,500)	—	—	(268,500)
Real Estate Inv. Trusts	(950,096)	—	—	(950,096)
Total Liabilities	$(15,652,323)	—	—	$(15,652,323)
Emerging Markets
Common Stocks	$179,745,488	$535,663	$121,408*	$180,402,559
Depository Receipts	37,101,941	—	—	37,101,941
Mutual Funds	3,315,444	—	—	3,315,444
Preferred Stock	10,435,343	—	—	10,435,343
Real Estate Inv. Trusts	518,961	—	—	518,961
Short Term Investments	—	800,800	—	800,800
Total	$231,117,177	$1,336,463	$121,408*	$232,575,048
Foreign Value
Common Stock	391,338,662	10,398,021	—	401,736,683
Depository Receipts	12,741,880	—	—	12,741,880
Short Term Investments	—	18,251,308	—	18,251,308
Rights	53,933	—	—	53,933
Total	$404,134,475	$28,649,329	—	$432,783,804

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Carrying Value at March 31,
	Level 1	Level 2	Level 3	Total
Common Stock	102,563,916	2,043,306	—	104,607,222
Depository Receipts	1,579,998	—	—	1,579,998
Mutual Funds	3,972,740	—	—	3,972,740
Preferred Stock	3,049,777	—	—	3,049,777
Short Term Investments	—	7,154,910	—	7,154,910
Rights	26,343	—	—	26,343
Warrants	—	12,864,297	—	12,864,297
Total	$111,192,774	$22,062,513	—	$133,255,287
*	Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.
Common Stock
Balance as of 3/31/2009	$—
Realized gain (loss)	$—
Changed in unrealized appreciation (depreciation)	$—
Net purchases (sales)	$—
Transfer in and/or out of Level 3	$121,408
Balances as of 03/31/2010	$121,408

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets. Substantially all of Foreign Value's miscellaneous income was derived from Prudential Securities, Inc. and Bear Stearns Fair Fund litigation settlements.

Repurchase Agreements

The Funds’ custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

Spot Foreign Currency Contracts at 03/31/10:

Emerging Markets Fund
Currency to deliver	Local Value	In exchange for	Settlement Date	Unrealized appreciation (depreciation)
Hong Kong Dollar	3,257,693	USD 419,530	04/07/10	$(13)

Foreign Value Small Cap
Currency to deliver	Local Value	In exchange for	Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	24,256	Real 43,418	04/01/10	$108
United States Dollar	1,188,549	Real 2,127,503	04/01/10	5,302
United States Dollar	19,909	HKD 154,581	04/01/10	(1)
United States Dollar	27,797	HKD 215,829	04/07/10	(2)
				$5,407

Short Sales

Quant Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. Upon selling a security short, Long/Short Fund’s Custodian will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short and will maintain such collateral until Long/Short Fund replaces the borrowed security. Long/Short Fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. Long/Short Fund records realized gain (loss) on a security sold short when a short position is terminated by Long/Short Fund. Long/Short Fund will incur a loss if the price of a security increases between the date of the short sale and the date on which Long/Short Fund replaces the borrowed security. Long/Short will realize a gain if the price of borrowed security declines between the date of a short sale and the date Long/Short Fund replaces the borrowed security.

Securities Lending

To generate additional income, each the Small Cap Fund, Emerging Markets Fund and Foreign Value Fund use Securities Finance Trust Company (“eSecLending”) as lending agent. The Small Cap Fund, Emerging Markets Fund and Foreign Value Fund may each lend up to 30% of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities are loaned by eSecLending to certain pre-approved brokers (“the borrowers”). The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105% of the market value of borrowings for the Emerging Markets and Foreign Value Funds, and 102% of the

borrowings for the Small Cap Fund. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

The Quant Long/Short Fund uses State Street Bank and Trust Company (“State Street”) as lending agent for the Quant Long/Short Fund pursuant to a Securities Lending Authorization Agreement. The Long/Short Fund may lend up to 331&sol;3% of its assets. Securities are loaned by State Street to certain pre-approved borrowers. The initial collateral received shall have (depending on the nature of the loaned securities and the collateral received) a value of 102% or 105% of the market value of the loaned securities, or such other value, but not less than 102% of the market value of the loaned securities, as may be applicable in the jurisdiction in which such loaned securities are customarily traded. Collateral of cash and/or securities is marked-to-market daily. Cash collateral is invested in a registered money market fund that may be managed by State Street or one of its affiliates.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks. State Street provides indemnification against borrower default.

At March 31, 2010, the following Funds had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Quant Small Cap Fund	$28,788,248	$28,169,403
Long/ Short Fund	25,714,638*	24,758,287
Quant Emerging Markets Fund	800,800	756,950
*

Collateral of 102% is received on behalf of the securities loaned by the Long/Short Fund. A portion of the collateral received, ($9,653,032 for the fiscal year ended March 31, 2010), is held in a registered money market fund and a portion, $16,061,606 was used to release cash collateral held by the short sales agent, State Street, to allow the Fund to purchase securities with such short sale proceeds.

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Quantitative Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur 12b-1 distribution fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of each of the Funds.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of this Fund individually exceed 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the twelve months ended March 31, 2010 aggregate management fees paid for the Funds were $8,614,285.

The Manager has entered into advisory contracts with the following subadvisors (collectively the “Advisors”) to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap), Analytic Investors, LLC (Long/Short), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap.)

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Advisors of the Funds are as follows:

Small Cap	0.47% of average daily total net assets
Long/Short*	0.45% of the first $100 million and
0.40% of amounts in excess of $100 million;
Emerging Markets	0.40% of average daily total net assets;
Foreign Value	0.35% of the first $35 million,
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million.
*	Effective January 1, 2009 through December 31, 2009 the fee paid was 0.425% of the first $100 million and 0.40% of amounts in excess of $100 million.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor received a monthly fee at the annual rate of 0.25% of the average daily net asset value of the Ordinary Shares of the Funds.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2010 the aggregate distribution fees of the Funds were $1,898,825.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2010, the aggregate fees of the Funds were $1,433,660.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2010, fees paid pursuant to this agreement were $272,214.

The Board of Trustees of the Funds has approved reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the year ended March 31, 2010, the Trustees have approved reimbursements that amounted to $183,889.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the year ended March 31, 2010, each Trustee received an annual Trustee’s fee of $21,000, with the exception of the Chairman of the Audit Committee, who received an annual fee of $24,000. The fees are allocated to each Fund in proportion to its respective net assets. Effective April 1, 2010, the Lead Independent Trustee of the Board will receive an annual fee of $24,000.

4. Purchases and Sales

During the twelve months ended March 31, 2010, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Long/Short, Emerging Markets, Foreign Value, and Foreign Value Small Cap were $42,569,348, $125,590,357, $298,055,523, $90,603,884, and $79,659,288, respectively. Sales of such securities for the Funds were $48,316,048, $138,808,533, $382,650,756, $116,302,948, and $9,730,043, respectively. Securities sold short are excluded from the Long/Short Fund numbers as they are generally held for less than one year.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2010. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584 when the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust (“SSR”), were acquired in a merger which occurred on May 2, 2003 pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund in the merger for purposes of maintaining the financial statements and performance history in the post-reorganization periods and the acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended, and may therefore expire unutilized. As of March 31, 2010 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2011	Capital Loss Expires March 31, 2016	Capital Loss Expires March 31, 2017	Capital Loss Expires March 31, 2018	Total Capital Loss
Small Cap Fund	$—	$—	$12,418,995	$23,795,469	$36,214,464
Long/Short Fund	—	—	2,671,166	14,909,223	17,580,389
Emerging Markets Fund	—	—	44,819,035	31,309,051	76,128,086

Foreign Value Fund	932,449	—	80,608,820	131,156,114	212,697,383
Foreign Value Small Cap Fund	—	—	—	—	—

Capital loss carryovers in the amount of $0, $0, $0, $263,553, and $0 were utilized by Small Cap, Long/Short, Emerging Markets, Foreign Value, Foreign Value Small Cap, respectively, during the fiscal year ending March 31, 2010.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.

	March 31, 2010
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ (Depreciation)
Small Cap Fund	$575,958	$—	$(36,214,464)	$(602,058)	$18,170,925
Long/Short Fund	137,790	—	(17,580,389)	(1,389,768)	2,640,034
Emerging Markets Fund	2,414,972	—	(76,128,086)	—	42,158,530
Foreign Value Fund	4,681,726	—	(212,697,383)	(21,592,745)	(45,917,994)
Foreign Value Small Cap Fund	254,628	76,405	—	—	20,136,762

At March 31, 2010, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital
Small Cap Fund	$188,617	$—	$—
Long/Short Fund	122,860	—	—
Emerging Markets Fund	935,754	—	—
Foreign Value Fund	12,617,527	—	—
Quant Foreign Value Small Cap Fund	374,441	—	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2010, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.

	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ (Over-Distributed) Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Quant Small Cap Fund	$—	$(171,051)	$171,051
Quant Long/Short Fund	(2,569)	2,306	263
Quant Emerging Mkts. Fund	(5,069)	716,312	(711,243)

Quant Foreign Value Fund	(263,553)	18,157	245,396
Quant Foreign Value Small Cap Fund	(2,722)	(24,533)	27,255

The permanent differences primarily relate to net operating losses, wash sales, character of distributions by real estate investment trusts (REITs), foreign currency reclasses, expiration of capital loss carry forwards and adjustments for sale of shares in passive foreign investment corporations (PFICs).

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	616,767	$8,505,968	1,197,486	$15,152,296
Shares issued in reinvestment of distributions	10,752	156,762	37,692	358,457
Shares redeemed	(646,575)	(8,834,143)	(1,338,280)	(18,046,224)
Net Change	(19,056)	(171,413)	(103,102)	(2,535,471)

Institutional Shares
Shares sold	61,117	$992,998	421,457	$7,599,757
Shares issued in reinvestment of distributions	1,312	21,550	3,767	40,377
Shares redeemed	(309,802)	(4,440,988)	(903,658)	(12,266,520)
Redemption fees
Net Change	(247,373)	(3,426,440)	(478,434)	(4,626,386)

Total Net Change For Fund		$(3,597,853)		$(7,161,857)

Long/Short
Ordinary Shares
Shares sold	388,733	$3,869,231	924,988	$9,582,942
Shares issued in reinvestment of distributions	10,130	111,739	5,990	54,807
Shares redeemed	(848,257)	(8,564,514)	(669,798)	(6,697,973)
Net Change	(449,394)	(4,583,544)	261,180	2,939,776

Institutional Shares
Shares sold	4,319	$41,778	4,938	$48,902
Shares issued in reinvestment of distributions	218	2,489	338	3,215
Shares redeemed	(22,871)	(243,283)	(5,468)	(71,088)

Redemption fees
Net Change	(18,334)	(199,016)	(192)	(18,971)

Total Net Change For Fund		$(4,782,560)		$2,920,805

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Emerging Markets
Ordinary Shares
Shares sold	5,756,404	$104,705,318	6,642,687	$128,661,844
Shares issued in reinvestment of distributions	38,441	786,122	613,797	7,122,537
Shares redeemed	(9,715,787)	(180,344,576)	(11,822,136)	(218,677,577)
Net Change	(3,920,942)	(74,853,136)	(4,565,652)	(82,893,196)

Institutional Shares
Shares sold	683,681	$11,800,520	1,428,165	$25,597,502
Shares issued in reinvestment of distributions	5,392	111,454	103,193	1,210,553
Shares redeemed	(1,572,205)	(25,937,228)	(901,592)	(14,907,020)
Redemption fees
Net Change	(883,132)	(14,025,254)	629,766	11,901,035

Total Net Change For Fund		$(88,878,390)		$(70,992,161)
Foreign Value
Ordinary Shares
Shares sold	13,262,594	$145,162,678	8,562,360	$102,085,370
Shares issued in reinvestment of distributions	880,784	10,331,432	5,653,414	38,564,826
Shares redeemed	(12,236,058)	(141,205,485)	(25,737,478)	(313,926,849)
Net Change	1,907,320	14,288,625	(11,521,704)	(173,276,653)

Institutional Shares
Shares sold	599,263	6,268,518	2,211,766	27,949,404
Shares issued in reinvestment of distributions	164,913	1,932,784	1,355,181	9,305,002
Shares redeemed	(2,036,513)	(22,492,350)	(3,882,303)	(54,403,524)
Redemption fees
Net Change	(1,272,337)	(14,291,048)	(315,356)	(17,149,118)

Total Net Change For Fund	$(2,423)	$(190,425,771)

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Foreign Value Small Cap
Ordinary Shares
Shares sold	8,949,723	$80,886,500	4,338,927	$32,806,653
Shares issued in reinvestment of distributions	36,249	342,912	33,329	168,643
Shares redeemed	(765,876)	(6,799,738)	(432,229)	(2,265,355)
Net Change	8,220,096	74,429,674	3,940,027	30,709,941

Institutional Shares
Shares sold	121,383	$920,199	1,218,834	$11,453,722
Shares issued in reinvestment of distributions	3,073	29,098	7,888	39,913
Shares redeemed	(82,780)	(463,631)	(481,369)	(4,451,966)
Net Change	41,676	485,666	745,353	7,041,669

Total Net Change for Fund		$74,915,340		$37,751,610

Federal Tax Information

Designation Requirements at March 31, 2010.

Qualified Dividend Income Percentage
Small Cap Fund	100%
Long/ Short Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%
Foreign Value Small Cap Fun	100%

Subsequent Events

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Quant Funds’ web site at www.quantfunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Quant Funds voted proxies related to portfolio securities for the 12-month period ended June 30 is available without charge online at www.quantfunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Quantitative Group of Funds d/b/a Quant Funds

We have audited the accompanying statements of assets and liabilities of the Quant Small Cap Fund, Quant Long/Short Fund, Quant Emerging Markets Fund, Quant Foreign Value Fund, and Quant Foreign Value Small Cap Fund, each series of the Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”), including the schedules of investments, as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Quant Foreign Value Small Cap Fund, for the year in the period then ended and the period May 2, 2008 to March 31, 2009), the statement of cash flows of the Quant Long/Short Fund for the year then ended, and the financial highlights for each of the three years in the period then ended (with respect to Quant Foreign Value Small Cap Fund, for the year in the period then ended and the period May 2, 2008 to March 31, 2009). These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 2007 were audited by other auditors whose report dated May 24, 2007 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Quant Funds, as of March 31, 2010, the results of their operations, the changes in their net assets, the statement of cash flows of the Quant Long/Short Fund and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 26, 2010

PRIVACY POLICY

Please read this important notice about the privacy of our customers’ personal information from Quantitative Investment Advisors, Inc., Quantitative Group of Funds, and U.S. Boston Capital Corporation (collectively, “Quantitative”).

Quantitative Respects Your Privacy

Quantitative considers the privacy of our customers and former customers a matter of great importance. We respect your privacy and believe that any nonpublic personal information we have should be treated with the highest regard for its confidentiality. Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your Quantitative investment products or services. Examples of nonpublic personal information include the information you provide on new account applications for Quantitative investment products or services, your share balance or transactional history and the fact that you are a shareholder or client of Quantitative.

Quantitative Privacy Policy

As noted above, Quantitative places a high priority on protecting the privacy of its customers’ financial information and other personal details. This Privacy Policy outlines our guidelines and practices for how we collect, use and protect information about individual customers.

Employees. Quantitative employees understand that they must keep your personal and financial information confidential when they have access to it and when they see it as they communicate with you and process transactions on your or your financial intermediary’s instructions.

Employees are required to refrain from disclosing information to unauthorized persons.

Vendors. When Quantitative hires vendors, such as mail houses or data processors, to assist in delivering services to clients, we require these vendors to commit contractually to keep the information they handle in strict confidence.

Your Personal Information

We collect and record personal information that customers provide:

•	on forms and applications
•	through electronic media
•	through information (commonly referred to as “cookies”) collected from the Web browser of your PC that allows our website to recognize your browser
•	by telephone
•	in correspondence

We also collect and record information from:

•	your financial advisor
•	other firms, such as those from whom you transfer assets
•	your transactions with us and our affiliates
•	third parties who may notify us of your change of address

Personal information may include:

•	names
•	phone numbers
•	other account information
•	addresses
•	Social Security and/or Tax ID numbers
•	your investments in the Quantitative Group of Funds, such as your account balance and transaction activity

How Quantitative Uses Information

Quantitative gathers information to help us find better ways to serve clients and enhance other products and programs. For instance,

•	we may share information with our affiliates when providing services to you or the Quantitative Group of Funds;
•	we may use information to send notices to you about products and services that we feel might interest you; or
•	we may employ an unaffiliated company to survey all our customers about our products or the quality of our communications or services.

Information gathered on clients is not sold to other firms, such as direct marketers. The details Quantitative collects will not generate any correspondence, e-mails or phone calls from unaffiliated marketers.

Quantitative may have to provide information to legally authorized agencies or individuals, such as the Securities and Exchange Commission, Internal Revenue Service or other regulatory agencies, or as otherwise required by law. We also share client information with firms that we contracted with to deliver services to our customers or to other financial institutions with which we have joint marketing arrangements. We do not disclose any nonpublic personal information about customers or former customers to other parties, except as permitted by law. As noted above, however, these firms have contractually committed to protect the confidentiality of all Quantitative information to which they have access.

We will send customers an updated Privacy Policy each year.

Security

Quantitative maintains physical, electronic and procedural safeguards that meet federal standards for guarding customer information.

We employ various forms of Internet security, such as

•	data encryption
•	Secure Sockets Layer (SSL) protocol
•	user names and passwords

Passwords. If you access information through the Quantitative Group of Funds’ web site, www.quantfunds.com, you should not give your user name or passwords to anyone for any reason. Choosing to provide this information to a third party invites problems and puts the confidentiality of your personal information at risk.

External Links

To provide you with more information that may be helpful, the Quantitative Group of Funds web site may contain links to other web sites that are not affiliated with or maintained by Quantitative. Quantitative does not monitor the privacy practices of these third-party sites, and we do not exercise any authority over the sites. As a result, Quantitative does not assume any responsibility for the content or data collection policies of the sites. When you access any of these third-party sites, Quantitative cannot guarantee that your privacy will be protected in the same way as it is on the Quantitative Group of Funds’ web site.

Changes to the privacy policy

Quantitative reserves the right to change, modify, add or remove portions of this privacy policy as permitted by law at any time. Customers may want to review the policy periodically for changes. Customers can review the privacy policy by clicking on the link that appears on the www.quantfunds.com home page.

Questions. If you have any questions or concerns about maintaining the privacy of your customer information at Quantitative, please contact us at 800-326-2151 Monday through Friday, between the hours of 8:30 am and 4:30 pm Eastern Time.

TRUSTEES AND OFFICERS

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.quantfunds.com or call shareholder services at 1-800-326-2141.

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Robert M. Armstrong (71)	Trustee (1985 to Present)	Independent financial and career consulting services	5	NewPage Corporation; NewPage Holding Corporation; NewPage Group
John M. Bulbrook (67)	Trustee (1985 to Present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	5	John M. Bulbrook Insurance Agency, Inc.
William H. Dunlap (58)	Trustee (10/17/2006 to Present)	President, EQ Rider, Inc.; Principal, William H. Dunlap & Company (consulting firm)	5	Merrimack County Savings Bank; Merrimack Bank Corp.
Clinton S. Marshall (52)	Trustee (April 2003 to Present)	Owner, Coastal CFO Solutions; CFO, Fore River Company	5	The Pool Association

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Willard L. Umphrey* (68)	Trustee, President, Chairman (1985 to Present)	Director, U.S. Boston Capital Corporation; President, Quantitative Investment Advisors, Inc.	5

U.S. Boston Corporation;
U.S. Boston Asset
 Management
 Corporation;
Quantitative Investment
 Advisors, Inc.;
Sugarbush Solutions,
 Inc.,
USB Corporation;
USB Greenville-86, Inc.;
USB Atlantic Associates,
 Inc.;
U.S. Boston Insurance
 Agency, Inc.;
U.S. Boston Capital
 Corporation;
Pear Tree Partners
Management, LLC;
Waterfront Parking
 Corporation

Leon Okurowski (67)	Vice President and Treasurer (1985 to Present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Quantitative Investment Advisors, Inc.; Trustee, Quant Funds (4/17/1985– 9/30/2004)	N/A

Everest USB Canadian
 Storage, Inc.;
Quantitative Investment
 Advisors, Inc.;
Sugarbush Solutions,
 Inc.;
U.S. Boston Corporation;
U.S. Boston Asset
 Management
 Corporation;
USB Corporation;
USB Everest
 Management, LLC;
USB Everest Storage
 LLC;
USB Greenville-86, Inc.;
USB Atlantic Associates,
 Inc.;
U.S. Boston Insurance
 Agency, Inc.;
U.S. Boston Capital
 Corporation

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers (continued)
Deborah A. Kessinger (46)	Assistant Clerk (April 2005 to present), Chief Compliance Officer (December 2005 to present)

Senior Counsel (since 9/2004) and Chief Compliance Officer (since 12/2005),
U.S. Boston Capital Corporation; Senior Counsel (since 9/2004), Chief Compliance Officer (since 11/2006) and President (since August 2007), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001–2004) and Compliance Consultant (2007–Present)

			N/A	None
Sandra I. Madden (43)	Clerk and Chief Legal Officer (Since April 2008)

Senior Counsel
(Since 3/2008), Quantitative Investment Advisors, Inc.; Counsel (8/2005–3/2008) MetLife Advisers LLC; Sr. Associate Counsel (1999–2005) Investors Bank and Trust (financial services provider).

			N/A	None

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers (continued)
Jennifer Dougherty (43)	Assistant Treasurer (July 2008 to Present)	Chief Financial Officer (since 2/2009) and Director of Operations (since 10/2007) Quantitative Investment Advisors, Inc.; Managing Director of Executive Education (2004–2007) Harvard Business School	N/A	None

*          Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the trust, the Fund’s investment advisor, Quantitative Advisors and the Fund’s distributor, U.S. Boston Capital Corporation.

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SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01772
Advisers

Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
Analytic Investors, LLC, 555 West Fifth Street, 50th Floor,
Los Angeles, CA 90013
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773
Custodian	State Street, 801 Pennsylvania Avenue, Kansas City, MO 64105
Fund Accountant	State Street, 801 Pennsylvania Avenue, Kansas City, MO 64105
Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Goodwin Procter LLP, 901 New York Avenue, NW, Washington, DC 20001
For Account Information

For Quant Funds information, contact your financial adviser or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time.
Or visit our website, www.quantfunds.com

ITEM 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer and controller (the “Code”). During the period covered by the report, there was no amendment to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Mr. Clinton S. Marshall is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”). The registrant’s Audit Committee approved the selection of Tait Weller as independent registered public accounting firm on September 14, 2007.

		2009	2010
Audit Fees*	Tait Weller	$103,000	$108,000
Audit-Related Fees**	Tait Weller	$33,600	$35,300
Tax Fees***	Tait Weller	$16,800	$17,600
All Other Fees	Tait Weller	0	0

* Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.

** These amounts represent fees paid for the annual audit of the registrant’s transfer agent, Quantitative Institutional Services, Inc., a division of Quantitative Advisors, Inc., the registrant’s investment advisor.

***	Tax fees include review of the registrant’s tax filings.

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:
(i)	all audit and permissible non-audit services rendered to the Fund and

(ii) all permissible non-audit services rendered to Quantitative Investment Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2) No services in the past two fiscal years were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)

The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

		2009	2010
Non-Audit Fees	Tait Weller	$0	$0

(h)

The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Schedule of Investments

Not applicable.

ITEM 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Exhibits

(a)(1)	Code of ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)          Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

By: /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: June 3, 2010

By: /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date: June 3, 2010

EXHIBIT LIST

(a)(1)	Code of ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)          Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.